Van Kampen
                              Focus Portfolios(SM)
                       A Division of Van Kampen Funds Inc.


Bandwidth &
   Telecommunications Trust
   Series 9A
   Series 9B

Biotechnology &
   Pharmaceutical Trust
   Series 9A
   Series 9B

Global Wireless Trust
   Series 1A
   Series 1B

Internet Trust
   Series 19A
   Series 19B

Morgan Stanley High-Technology
   35 IndexSM Trust
   Series 11A
   Series 11B

Semiconductor Trust
   Series 1A
   Series 1B

--------------------------------------------------------------------------------

   Van Kampen Focus Portfolios, Series 209 includes the unit investment trusts described above (the "Trusts"). Each Trust seeks to increase the value of your investment by investing in a diversified portfolio of common stocks of companies within a particular industry. We offer each portfolio in two separate Trusts with different maturity options. Series A Trusts terminate in 15 months for investors with shorter investment horizons. Series B Trusts terminate in five years for investors with longer investment horizons. Of course, we cannot guarantee that a Trust will achieve its objective.


                                February 15, 2000


       You should read this prospectus and retain it for future reference.


--------------------------------------------------------------------------------

  The Securities and Exchange Commission has not approved or disapproved of the Units or passed upon the adequacy or accuracy of this prospectus. Any contrary representation is a criminal offense.


                   Summary of Essential Financial Information
                                February 15, 2000

                                                                                          Series A          Series B
Public Offering Price                                                                      Trusts            Trusts
                                                                                        ------------      ------------
Aggregate value of Securities per Unit (1)                                              $     9.900       $    9.900
Sales charge                                                                                  0.295            0.450
  Less deferred sales charge                                                                  0.195            0.350
Public offering price per Unit (2)                                                      $    10.000       $   10.000

General Information
Initial Date of Deposit                             February 15, 2000
Series A Mandatory Termination Date                 May 15, 2001
Series B Mandatory Termination Date                 February 15, 2005
Record Dates                                        June 10 and December 10
Distribution Dates                                  June 25 and December 25

Trust Information
                                                             Estimated        Estimated                       Estimated
                                             Aggregate        Initial          Annual         Redemption   Organizational
                              Initial         Value of      Distribution      Dividends        Price per      Costs per
            Trust             Units (3)    Securities (1)   per Unit (4)    per Unit (4)       Unit (5)       Unit (1)
        ------------       --------------   -------------   -------------   -------------    -------------  -------------
Bandwidth & Tele-
communications Series A           15,082   $      149,314             N/A             N/A   $        9.70   $     .00918
Bandwidth & Tele-
communications Series B           15,082   $      149,314             N/A             N/A   $        9.55   $     .01566
Biotechnology &
Pharmaceutical Series A           15,255   $      151,024   $         .02   $      .02531   $        9.70   $     .01564
Biotechnology &
Pharmaceutical Series B           15,255   $      151,024   $         .02   $      .02531   $        9.55   $     .02369
Global Wireless Series A          13,988   $      138,472             N/A   $      .01295   $        9.70   $     .01571
Global Wireless Series B          13,988   $      138,472             N/A   $      .01295   $        9.55   $     .03072
Internet Series A                 15,092   $      149,408             N/A             N/A   $        9.70   $     .00500
Internet Series B                 15,092   $      149,408             N/A             N/A   $        9.55   $     .00689
High-Tech Index Series A          14,966   $      148,168   $         .01   $      .01128   $        9.70   $     .00558
High-Tech Index Series B          14,966   $      148,168   $         .01   $      .01128   $        9.55   $     .00812
Semiconductor Series A            15,183   $      150,306             N/A             N/A   $        9.70   $     .01513
Semiconductor Series B            15,183   $      150,306             N/A             N/A   $        9.55   $     .03072


--------------------------------------------------------------------------------

(1) Each Security is valued at the most recent closing sale price as of the close of the New York Stock Exchange on the last business day before the Initial Date of Deposit. You will bear all or a portion of the expenses incurred in organizing and offering your Trust. The public offering price includes the estimated amount of these costs. The Trustee will deduct these expenses from your Trust at the end of the initial offering period (approximately three months). The estimated amount for each Trust is described above and is included in the "Estimated Costs Over Time" on the next page.

(2) The public offering price will include any accumulated dividends or cash in the Income or Capital Accounts of a Trust.

(3) At the close of the New York Stock Exchange on the Initial Date of Deposit, the number of Units may be adjusted so that the public offering price per Unit equals $10. The number of Units and fractional interest of each Unit in a Trust will increase or decrease to the extent of any adjustment.

(4) This estimate is based on the most recently declared quarterly dividends or interim and final dividends accounting for any foreign withholding taxes. Actual dividends may vary due to a variety of factors. See "Risk Factors". The Initial distribution is estimated to occur in December 2000 for the applicable Trusts.

(5) The redemption price is reduced by any remaining deferred sales charge. See "Rights of Unitholders--Redemption of Units". The redemption price includes the estimated organizational and offering costs. The redemption price will not include these costs after the initial offering period.


                                    Fee Table
                                                                                          Series A          Series B
                                                                                           Trusts            Trusts
                                                                                        -----------------------------
Transaction Fees (as % of offering price)
 Initial sales charge (1)...........................................................          1.00%            1.00%
 Deferred sales charge (2)..........................................................          1.95%            3.50%
                                                                                        -----------------------------

 Maximum sales charge...............................................................          2.95%            4.50%
                                                                                        =============================

 Maximum sales charge on reinvested dividends.......................................          1.95%            3.50%
                                                                                        =============================


                                                        Trustee's Fee           Supervisory           Estimated Total
                                                        and Operating          and Evaluation        Annual Expenses
Estimated Annual Expenses per Unit                         Expenses                 Fees                 per Unit
                                                        --------------          -------------          ------------
Bandwidth & Telecommunications Series A...........      $      0.00932          $     0.00500          $    0.01432
Bandwidth & Telecommunications Series B...........      $      0.01088          $     0.00500          $    0.01588
Biotechnology & Pharmaceutical Series A...........      $      0.01001          $     0.00500          $    0.01501
Biotechnology & Pharmaceutical Series B...........      $      0.01240          $     0.00500          $    0.01740
Global Wireless Series A..........................      $      0.01001          $     0.00500          $    0.01501
Global Wireless Series B..........................      $      0.01428          $     0.00500          $    0.01928
Internet Series A.................................      $      0.00879          $     0.00500          $    0.01379
Internet Series B.................................      $      0.00919          $     0.00500          $    0.01419
High-Tech Index Series A..........................      $      0.00891          $     0.00500          $    0.01391
High-Tech Index Series B..........................      $      0.00957          $     0.00500          $    0.01457
Semiconductor Series A............................      $      0.01001          $     0.00500          $    0.01501
Semiconductor Series B............................      $      0.01428          $     0.00500          $    0.01928

Estimated Costs Over Time (3)                              One Year       Three Years     Five Years         Ten Years
                                                        --------------   -------------   -------------    --------------
Bandwidth & Telecommunications Series A...........      $          32    $         77          N/A              N/A
Bandwidth & Telecommunications Series B...........      $          48    $         52    $     56               N/A
Biotechnology & Pharmaceutical Series A...........      $          33    $         80          N/A              N/A
Biotechnology & Pharmaceutical Series B...........      $          49    $         53    $     57               N/A
Global Wireless Series A..........................      $          33    $         80          N/A              N/A
Global Wireless Series B..........................      $          50    $         54    $     58               N/A
Internet Series A.................................      $          31    $         75          N/A              N/A
Internet Series B.................................      $          47    $         50    $     54               N/A
High-Tech Index Series A..........................      $          31    $         75          N/A              N/A
High-Tech Index Series B..........................      $          47    $         50    $     54               N/A
Semiconductor Series A............................      $          33    $         79          N/A              N/A
Semiconductor Series B............................      $          50    $         54    $     58               N/A

   This fee table is intended to assist you in understanding the costs that you will bear and to present a comparison of fees. The "Estimated Costs Over Time" example illustrates the expenses you would pay on a $1,000 investment assuming a 5% annual return and redemption at the end of each period. This example assumes that you reinvest all distributions at the end of each year. The Series A Trust examples assume that you reinvest your investment into a new trust when the Trust terminates at the end of each 15-month period. Of course, you should not consider this example a representation of actual past or future expenses or annual rate of return which may differ from those assumed for this example. The sales charge and expenses are described under "Public Offering" and "Trust Operating Expenses".

--------------------------------------------------------------------------------

(1) The initial sales charge is the difference between the maximum sales charge and the deferred sales charge.

(2) The deferred sales charge for Series A Trusts is actually equal to $0.195 per Unit. The deferred sales charge for Series B Trusts is actually equal to $0.35 per Unit. These amounts will exceed the percentages above if the public offering price per Unit falls below $10 and will be less than the percentage above if the public offering price per Unit exceeds $10. The deferred sales charge accrues daily from June 10, 2000 through February 9, 2001. Your Trust pays a proportionate amount of this charge on the 10th day of each month beginning in the accrual period until paid in full.

(3) These examples include the estimated expenses incurred in establishing and offering your Trust. The amount of these expenses is described on the preceding page.


Bandwidth & Telecommunications Trusts

   Each Trust seeks to increase the value of your Units over time by investing in a portfolio of common stocks of companies diversified within the communications industry. Technological advancements have made it possible for people to communicate in ways that were not possible in the past. We designed these Trusts to benefit from companies leading in these advancements. Cellular phones, the Internet, e-mail and personal pagers have rapidly changed the way people communicate.

   Bandwidth measures the connection that links data from one place to another. With the popularity of the telecommunications and internet sectors increasing, the demand to send data over these connections is increasing. Greater bandwidth makes it possible for these industries to operate by passing digital signals through a medium such as glass fibers at higher capacities. The greater the bandwidth, the greater the information carrying capacity.

o We believe that in the next few years the telecommunications industry could develop in a manner similar to that of the computer industry since the late 1970s. This is partly due to deregulation and increased competition but is primarily due to the increase in demand for greater bandwidth resulting from the growth of the Internet. (Source: Canada NewsWire, 1999).

o Revenue from the integration of voice and data on a single network is estimated to exceed $2 billion in 2003. (Source: Jupiter Communications, 1999).

o    Telecommunications speed is currently doubling every 150 days. (Source:
     PricewaterhouseCoopers Technology Center).

o The volume of Internet traffic is currently doubling every 100 days. If this trend continues, the total volume of data carried over the world's telecommunications infrastructure will exceed that of voice by 2002. (Source: PricewaterhouseCoopers Technology Center; A.D. Little).

   There is no assurance that these trends will continue or that expectations will actually occur. If these trends do not continue or if current expectations are not realized, your investment could be adversely affected. Of course, we cannot guarantee that your Trust will achieve its objective. The value of your Units may fall below the price you paid for the Units. You should read the "Risk Factors" section before you invest.

   Two Maturity Options. Because different investors have different investment horizons, we offer two portfolios with different maturities that invest in the same companies. You should consider Series A if you intend to hold your investment for 15 months or less. You should consider Series B if you intend to hold your investment for approximately five years. In either case, you should consider the impact of price volatility when selecting the appropriate Series. While Series A and Series B invest in the same companies, they are separate portfolios and have different sales charges and expenses. As a result, the performance and exact composition of each Trust may differ.


Series A Portfolio
--------------------------------------------------------------------------------------------------------------
                                                                                Current              Cost of
Number                                                      Market Value        Dividend             Securities
of Shares        Name of Issuer (1)                         per Share (2)       Yield (3)            to Trust (2)
    ----------   -----------------------------------       ---------------      -----------         ------------
                Bandwidth
        24        Applied Micro Circuits Corporation        $    219.063               0.00%        $   5,257.50
        29        Broadcom Corporation                           171.813               0.00             4,982.56
        22        Brocade Communications Systems, Inc.           222.000               0.00             4,884.00
        38        Cisco Systems, Inc.                            130.500               0.00             4,959.00
        45        Conexant Systems, Inc.                         111.500               0.00             5,017.50
        29        Corning, Inc.                                  178.000               0.40             5,162.00
        50        Extreme Networks, Inc.                          96.500               0.00             4,825.00
        21        GlobeSpan, Inc.                                229.875               0.00             4,827.38
        40        Harmonic, Inc.                                 122.875               0.00             4,915.00
        25        JDS Uniphase Corporation                       202.625               0.00             5,065.63
        22        Juniper Networks, Inc.                         204.063               0.00             4,489.38
3       41        Nortel Networks Corporation                    120.500               0.12             4,940.50
        38        PMC-Sierra, Inc.                               130.000               0.00             4,940.00
        49        Qlogic Corporation                             104.500               0.00             5,120.50
        39        Qualcomm, Inc.                                 127.125               0.00             4,957.88
        15        SDL, Inc.                                      338.438               0.00             5,076.56
        47        Sycamore Networks, Inc.                        109.250               0.00             5,134.75
        64        TranSwitch Corporation                          74.500               0.00             4,768.00
        22        TriQuint Semiconductor, Inc.                   240.625               0.00             5,293.75
        77        Vitesse Semiconductor Corporation               64.625               0.00             4,976.13
                Telecom/Carriers
        35        Allegiance Telecom, Inc.                       139.875               0.00             4,895.63
       102        AT&T Corporation                                48.438               1.82             4,940.63
+       29        China Telecom (Hong Kong), Limited             170.000               0.00             4,930.00
+       22        COLT Telecom Group Plc                         224.750               0.00             4,944.50
        69        McLeodUSA, Inc.                                 71.500               0.00             4,933.50
        39        Nextel Communications, Inc.                    125.375               0.00             4,889.63
        52        NEXTLINK Communications, Inc.                   96.875               0.00             5,037.50
       105        Qwest Communications International, Inc.        48.938               0.00             5,138.44
       102        Sprint Corporation (PCS Group)                  47.938               0.00             4,889.63
        34        Voicestream Wireless Corporation               150.625               0.00             5,121.25
----------                                                                                          ------------
     1,326                                                                                          $  149,313.73
==========                                                                                          ============



See "Notes to Portfolios".



Series B Portfolio
--------------------------------------------------------------------------------------------------------------
                                                                                Current              Cost of
Number                                                      Market Value        Dividend             Securities
of Shares        Name of Issuer (1)                         per Share (2)       Yield (3)            to Trust (2)
    ----------   -----------------------------------       ---------------      -----------         ------------
                Bandwidth
        24        Applied Micro Circuits Corporation        $    219.063               0.00%        $   5,257.50
        29        Broadcom Corporation                           171.813               0.00             4,982.56
        22        Brocade Communications Systems, Inc.           222.000               0.00             4,884.00
        38        Cisco Systems, Inc.                            130.500               0.00             4,959.00
        45        Conexant Systems, Inc.                         111.500               0.00             5,017.50
        29        Corning, Inc.                                  178.000               0.40             5,162.00
        50        Extreme Networks, Inc.                          96.500               0.00             4,825.00
        21        GlobeSpan, Inc.                                229.875               0.00             4,827.38
        40        Harmonic, Inc.                                 122.875               0.00             4,915.00
        25        JDS Uniphase Corporation                       202.625               0.00             5,065.63
        22        Juniper Networks, Inc.                         204.063               0.00             4,489.38
3       41        Nortel Networks Corporation                    120.500               0.12             4,940.50
        38        PMC-Sierra, Inc.                               130.000               0.00             4,940.00
        49        Qlogic Corporation                             104.500               0.00             5,120.50
        39        Qualcomm, Inc.                                 127.125               0.00             4,957.88
        15        SDL, Inc.                                      338.438               0.00             5,076.56
        47        Sycamore Networks, Inc.                        109.250               0.00             5,134.75
        64        TranSwitch Corporation                          74.500               0.00             4,768.00
        22        TriQuint Semiconductor, Inc.                   240.625               0.00             5,293.75
        77        Vitesse Semiconductor Corporation               64.625               0.00             4,976.13
                Telecom/Carriers
        35        Allegiance Telecom, Inc.                       139.875               0.00             4,895.63
       102        AT&T Corporation                                48.438               1.82             4,940.63
+       29        China Telecom (Hong Kong), Limited             170.000               0.00             4,930.00
+       22        COLT Telecom Group Plc                         224.750               0.00             4,944.50
        69        McLeodUSA, Inc.                                 71.500               0.00             4,933.50
        39        Nextel Communications, Inc.                    125.375               0.00             4,889.63
        52        NEXTLINK Communications, Inc.                   96.875               0.00             5,037.50
       105        Qwest Communications International, Inc.        48.938               0.00             5,138.44
       102        Sprint Corporation (PCS Group)                  47.938               0.00             4,889.63
        34        Voicestream Wireless Corporation               150.625               0.00             5,121.25
----------                                                                                          ------------
     1,326                                                                                          $  149,313.73
==========                                                                                          ============


See "Notes to Portfolios".


Biotechnology & Pharmaceutical Trusts

   Each Trust seeks to increase the value of your Units over time by investing in a portfolio of common stocks of companies diversified within the biotechnology and pharmaceuticals industry. Van Kampen designed each Trust to benefit from companies that are positioned for growth in these industries. Biotechnology and pharmaceuticals have increased the length and quality of life for millions of people. The Biotechnology Industry Organization estimates that over 80 biotech drugs and vaccines have helped more than 200 million people worldwide over the last 25 years. According to this organization, more than 350 drugs and vaccines are currently in human clinical trials, including treatments for cancer, AIDs, Alzheimer's and heart disease. Biotechnology also appears to be revolutionizing other areas such as medical diagnostics, agriculture, forensics and environmental cleanup and preservation.

   The pharmaceutical industry is highly developed in the United States where demand for many drugs appears to remain constant. However, worldwide drug sales may have the potential for increased demand. Factors that could potentially contribute to the growth of this industry include discoveries in drug design and molecular biology, more favorable treatment by the Food and Drug Administration in drug reviews, and accelerated demand for drugs in Third World countries.

   Two worldwide trends appear to be providing growth potential for the biotechnology and pharmaceutical industries: the aging of the baby boom generation and an increase in life expectancy. A recent study by the World Health Organization, estimates that the over-60 age population could rise globally from 580 million in 1998 to over one billion by 2020. This segment of the current U.S. population accounts for more than one-third of the total consumption of prescription medicines but represents less than 15% of total U.S. population. Developments in biotechnology and pharmaceuticals that target major ailments of the elderly may cause growth in these sectors in the years ahead. Consider these factors:

o Standard & Poor's estimates that total industry-wide revenues in biotechnology could increase to $26 billion in 2000.

o Total drug delivery is estimated to grow from $12 billion to nearly $60 billion over the next decade.

o Worldwide sales of all pharmaceutical products are estimated to exceed $360 billion in 2000.

o Worldwide sales of all pharmaceutical products are estimated to exceed $360 billion in 2000.

   (Sources: Standard & Poor's Industry Survey, September 9, 1999 and December 16, 1999)

   There is no assurance that these trends will continue or that expectations will actually occur. Your investment could be adversely affected if these trends do not continue or if current expectations are not realized.

   Of course, we cannot guarantee that your Trust will achieve its objective. The value of your Units may fall below the price you paid for the Units. You should read the "Risk Factors" section before you invest.

   Two Maturity Options. Because different investors have different investment horizons, we offer two portfolios with different maturities that invest in the same companies. You should consider Series A if you intend to hold your investment for 15 months or less. You should consider Series B if you intend to hold your investment for approximately five years. In either case, you should consider the impact of price volatility when selecting the appropriate Series. While Series A and Series B invest in the same companies, they are separate portfolios and have different sales charges and expenses. As a result, the performance and exact composition of each Trust may differ.


Series A Portfolio
--------------------------------------------------------------------------------------------------------------
                                                                                Current              Cost of
Number                                                      Market Value        Dividend             Securities
of Shares        Name of Issuer (1)                         per Share (2)       Yield (3)            to Trust (2)
    ----------   -----------------------------------       ---------------      -----------         ------------
                Biotechnology
        17        Abgenix, Inc.                             $    241.000               0.00%        $   4,097.00
        15        Affymetrix, Inc.                               259.313               0.00             3,889.69
       118        Amgen, Inc.                                     65.063               0.00             7,677.38
        77        Biogen, Inc.                                   101.250               0.00             7,796.25
        15        Celera Genomics                                248.000               0.00             3,720.00
       136        Cephalon, Inc.                                  54.875               0.00             7,463.00
        46        Genentech, Inc.                                164.000               0.00             7,544.00
        66        Gilead Sciences, Inc.                           60.063               0.00             3,964.13
        26        Human Genome Sciences, Inc.                    149.563               0.00             3,888.63
        25        Immunex Corporation                            145.500               0.00             3,637.50
        45        MedImmune, Inc.                                169.500               0.00             7,627.50
        34        Millennium Pharmaceuticals, Inc.               216.125               0.00             7,348.25
       108        QLT PhotoTherapeutics, Inc.                     71.125               0.00             7,681.50
                Generic Drugs
       121        Alpharma, Inc.                                  30.750               0.59             3,720.75
       107        IVAX Corporation                                34.688               0.00             3,711.56
                Pharmaceuticals
       122        Allergan, Inc.                                  60.000               0.53             7,320.00
       126        Biovail Corporation International               60.875               0.00             7,670.25
        61        Bristol-Myers Squibb Company                    61.375               1.60             3,743.88
        61        Forest Laboratories, Inc.                       60.000               0.00             3,660.00
        54        Jones Pharma, Inc.                              68.875               0.12             3,719.25
        77        Medicis Pharmaceutical Corporation              47.750               0.00             3,676.75
        58        Merck & Company, Inc.                           66.000               1.76             3,828.00
       216        Pfizer, Inc.                                    35.000               1.03             7,560.00
+       91        Shire Pharmaceuticals Group Plc                 41.188               0.00             3,748.06
+      101        Teva Pharmaceutical Industries, Limited         71.938               0.29             7,265.69
        82        Warner-Lambert Company                          92.125               1.04             7,554.25
                Precision Instruments
        47        PE Corporation-PE Biosystems Group             159.813               0.21             7,511.19
----------                                                                                          ------------
     2,052                                                                                          $  151,024.46
==========                                                                                          ============

See "Notes to Portfolios".


Series B Portfolio
--------------------------------------------------------------------------------------------------------------
                                                                                Current              Cost of
Number                                                      Market Value        Dividend             Securities
of Shares        Name of Issuer (1)                         per Share (2)       Yield (3)            to Trust (2)
    ----------   -----------------------------------       ---------------      -----------         ------------
                Biotechnology
        17        Abgenix, Inc.                             $    241.000               0.00%        $   4,097.00
        15        Affymetrix, Inc.                               259.313               0.00             3,889.69
       118        Amgen, Inc.                                     65.063               0.00             7,677.38
        77        Biogen, Inc.                                   101.250               0.00             7,796.25
        15        Celera Genomics                                248.000               0.00             3,720.00
       136        Cephalon, Inc.                                  54.875               0.00             7,463.00
        46        Genentech, Inc.                                164.000               0.00             7,544.00
        66        Gilead Sciences, Inc.                           60.063               0.00             3,964.13
        26        Human Genome Sciences, Inc.                    149.563               0.00             3,888.63
        25        Immunex Corporation                            145.500               0.00             3,637.50
        45        MedImmune, Inc.                                169.500               0.00             7,627.50
        34        Millennium Pharmaceuticals, Inc.               216.125               0.00             7,348.25
       108        QLT PhotoTherapeutics, Inc.                     71.125               0.00             7,681.50
                Generic Drugs
       121        Alpharma, Inc.                                  30.750               0.59             3,720.75
       107        IVAX Corporation                                34.688               0.00             3,711.56
                Pharmaceuticals
       122        Allergan, Inc.                                  60.000               0.53             7,320.00
       126        Biovail Corporation International               60.875               0.00             7,670.25
        61        Bristol-Myers Squibb Company                    61.375               1.60             3,743.88
        61        Forest Laboratories, Inc.                       60.000               0.00             3,660.00
        54        Jones Pharma, Inc.                              68.875               0.12             3,719.25
        77        Medicis Pharmaceutical Corporation              47.750               0.00             3,676.75
        58        Merck & Company, Inc.                           66.000               1.76             3,828.00
       216        Pfizer, Inc.                                    35.000               1.03             7,560.00
+       91        Shire Pharmaceuticals Group Plc                 41.188               0.00             3,748.06
+      101        Teva Pharmaceutical Industries, Limited         71.938               0.29             7,265.69
        82        Warner-Lambert Company                          92.125               1.04             7,554.25
                Precision Instruments
        47        PE Corporation-PE Biosystems Group             159.813               0.21             7,511.19
----------                                                                                          ------------
     2,052                                                                                          $  151,024.46
==========                                                                                          ============

See "Notes to Portfolios".


Global Wireless Trusts

   Each Trust seeks to increase the value of your Units over time by investing in a portfolio of U.S. and foreign stocks of companies diversified within the wireless telecommunications industry. In an age of constant technological advances, people want convenient and affordable items to make their lives easier. Improvements in technology seek to make tools faster, more powerful, smaller, and more user-friendly. While initially cost prohibitive, Van Kampen believes that wireless phones and service providers have witnessed growth in recent years because competition and improved technologies have brought the price of airtime and phones down.

   The wireless telecommunication industry is truly global. Wireless companies have seen new opportunities due to strong growth in subscriber demand in many regions around the world. In developing countries where communication systems either do not exist or are very primitive, wireless systems have been growing and are expected to continue to grow because they are more cost effective to set up than traditional wireline systems.

   The industry is beginning to use developing technologies to provide more services. It is already possible to get Internet access through some wireless phones and data and information delivery may be available in the future. As bandwidth and digital information processing technologies continue to improve and grow, wireless communications will reap the benefits. Consider the following:

o Industry reports estimate that nearly 250 million subscribers worldwide have moved to forms of wireless technology. The number of subscribers has nearly tripled over the past three years. (Standard & Poor's Industry Surveys, Telecommunications: Wireless).

o Only the growth of the Internet has been faster than wireless service companies and equipment manufacturers recently. Revenues for U.S. based wireless services are projected to be nearly $50 billion in 2000. (Standard & Poor's Industry Surveys, Telecommunications: Wireless).

o The role of wireless should expand over time until it becomes a commonplace part of everyday life. Wireless is the ideal solution in a data rich environment reliant on fast-paced communications.

o Industry reports project that global wireless subscribers could grow from a projected 469 million at the end of 1999 to 1,26 billion in 2005 -- a global penetration of nearly 20% up from about 7.5% today. (The Yankee Group 1999).

o By 2004, one-third of all Europeans are estimated to regularly use their mobile phones to access Internet services. (Forrester Research 1999).

o Standard & Poor's estimates that the percentage of U.S. consumers using wireless services will grow from 4.30% in 1992 to 35% by the end of 2000. (Standard & Poor's Industry Surveys, Telecommunications: Wireless, July 1999. Based on Census Bureau and Cellular Telecommunications Industry Association data).

   We cannot guarantee that your Trust will achieve its objective. The value of your Units may fall below the price you paid for the Units. You should read the "Risk Factors" section before you invest.

   Two Maturity Options. Because different investors have different investment horizons, we offer two portfolios with different maturities that invest in the same companies. You should consider Series A if you intend to hold your investment for 15 months or less. You should consider Series B if you intend to hold your investment for approximately five years. In either case, you should consider the impact of price volatility when selecting the appropriate Series. While Series A and Series B invest in the same companies, they are separate portfolios and have different sales charges and expenses. As a result, the performance and exact composition of each Trust may differ.


Series A Portfolio
--------------------------------------------------------------------------------------------------------------
                                                                                Current              Cost of
Number                                                      Market Value        Dividend             Securities
of Shares        Name of Issuer (1)                         per Share (2)       Yield (3)            to Trust (2)
    ----------   -----------------------------------       ---------------      -----------         ------------
                Infrastructure
+       24        ARM Holding Plc                           $    216.000               0.00%        $    5,184.00
        45        Conexant Systems, Inc.                         111.500               0.00              5,017.50
        29        Corning, Inc.                                  178.000               0.40              5,162.00
+       56        Telefonaktiebolaget LM Ericsson
                    (Ericsson AB)                                 86.500               0.24              4,844.00
        40        Harmonic, Inc.                                 122.875               0.00              4,915.00
        24        InfoSpace.com, Inc.                            200.500               0.00              4,812.00
        54        Kopin Corporation                               91.125               0.00              4,920.75
        33        Motorola, Inc.                                 147.125               0.33              4,855.13
+       26        Nokia Oyj                                      194.000               0.19              5,044.00
3       41        Nortel Networks Corporation                    120.500               0.12              4,940.50
        42        Phone.com, Inc.                                118.813               0.00              4,990.13
        39        QUALCOMM, Inc.                                 127.125               0.00              4,957.88
3       46        Research in Motion, Limited                    116.750               0.00              5,370.50
        49        RF Micro Devices, Inc.                         102.125               0.00              5,004.13
        21        TriQuint Semiconductor, Inc.                   240.625               0.00              5,053.13
                Carriers
       102        AT&T Corporation                                48.438               1.82              4,940.63
+       29        China Telecom (Hong Kong), Limited             170.000               0.00              4,930.00
+       58        Deutsche Telekom AG                             85.375               0.55              4,951.75
+       63        Millicom International Cellular S.A.            76.000               0.00              4,788.00
        40        Nextel Communications, Inc.                    125.375               0.00              5,015.00
+         8       NTT Mobile Communcations Network, Inc.         171.126               0.00              1,369.01
+         7       Orange Plc                                     206.250               0.00              1,443.75
3        30       Rogers Cantel Mobile Communications, Inc.       46.063               0.00              1,381.88
+      112        SK Telecom Company, Limited                     43.125               0.00              4,830.00
       102        Sprint Corporation (PCS Group)                  47.938               0.00              4,889.63
+       84        Tele Sudeste Celular Participacoes S.A.         60.250               0.00              5,061.00
+       26        Telecom Italia SpA                             189.750               0.00              4,933.50
+       54        Telefonica S.A.                                 92.250               0.00              4,981.50
        34        VoiceStream Wireless Corporation               150.625               0.00              5,121.25
        90        Western Wireless Corporation                    52.938               0.00              4,764.38
----------                                                                                          ------------
      1,408                                                                                         $  138,471.93
==========                                                                                          ============



See "Notes to Portfolios".


Series B Portfolio
--------------------------------------------------------------------------------------------------------------
                                                                                Current              Cost of
Number                                                      Market Value        Dividend             Securities
of Shares        Name of Issuer (1)                         per Share (2)       Yield (3)            to Trust (2)
    ----------   -----------------------------------       ---------------      -----------         ------------
                Infrastructure
+       24        ARM Holding Plc                           $    216.000               0.00%        $    5,184.00
        45        Conexant Systems, Inc.                         111.500               0.00              5,017.50
        29        Corning, Inc.                                  178.000               0.40              5,162.00
+       56        Telefonaktiebolaget LM Ericsson
                    (Ericsson AB)                                 86.500               0.24              4,844.00
        40        Harmonic, Inc.                                 122.875               0.00              4,915.00
        24        InfoSpace.com, Inc.                            200.500               0.00              4,812.00
        54        Kopin Corporation                               91.125               0.00              4,920.75
        33        Motorola, Inc.                                 147.125               0.33              4,855.13
+       26        Nokia Oyj                                      194.000               0.19              5,044.00
3       41        Nortel Networks Corporation                    120.500               0.12              4,940.50
        42        Phone.com, Inc.                                118.813               0.00              4,990.13
        39        QUALCOMM, Inc.                                 127.125               0.00              4,957.88
3       46        Research in Motion, Limited                    116.750               0.00              5,370.50
        49        RF Micro Devices, Inc.                         102.125               0.00              5,004.13
        21        TriQuint Semiconductor, Inc.                   240.625               0.00              5,053.13
                Carriers
       102        AT&T Corporation                                48.438               1.82              4,940.63
+       29        China Telecom (Hong Kong), Limited             170.000               0.00              4,930.00
+       58        Deutsche Telekom AG                             85.375               0.55              4,951.75
+       63        Millicom International Cellular S.A.            76.000               0.00              4,788.00
        40        Nextel Communications, Inc.                    125.375               0.00              5,015.00
+         8       NTT Mobile Communcations Network, Inc.         171.126               0.00              1,369.01
+         7       Orange Plc                                     206.250               0.00              1,443.75
3        30       Rogers Cantel Mobile Communications, Inc.       46.063               0.00              1,381.88
+      112        SK Telecom Company, Limited                     43.125               0.00              4,830.00
       102        Sprint Corporation (PCS Group)                  47.938               0.00              4,889.63
+       84        Tele Sudeste Celular Participacoes S.A.         60.250               0.00              5,061.00
+       26        Telecom Italia SpA                             189.750               0.00              4,933.50
+       54        Telefonica S.A.                                 92.250               0.00              4,981.50
        34        VoiceStream Wireless Corporation               150.625               0.00              5,121.25
        90        Western Wireless Corporation                    52.938               0.00              4,764.38
----------                                                                                          ------------
      1,408                                                                                         $  138,471.93
==========                                                                                          ============


See "Notes to Portfolios".


Internet Trusts

   Each Trust seeks to increase the value of your Units over time by investing in a portfolio of common stocks of companies primarily involved in the enabling technology or communication services areas of the Internet. The Internet is an electronic communications network that connects computer networks and organizational computer facilities around the world. With a computer and access to the Internet you are connected to the world. You can gather information, have a conversation, conduct research, make a reservation, conduct business or pay a bill. This Trust may offer the potential to benefit from one of the latest technological innovations. The use of Internet-based applications has increased workers' productivity in part by enabling employees to share information and ideas with the rest of the company almost instantly. Additionally, the Internet is providing the means to establish a national or global presence without having to establish physical infrastructure. Van Kampen believes that recent trends may suggest growth potential within the Internet industry, such as:

o Internet commerce is estimated to grow from approximately $37 billion in 1998 to over $707 billion in 2003. International Data Corporation, August, 1999.

o More than half of homes now have a personal computer, and Internet use has increased from 25% of homes to 37% of homes. During the first three quarters of 1999, consumer purchases online grew 112% over 1998 based on estimates by International Data Corporation, December, 1999.

o Internet penetration may grow to 65 percent of all U.S. workers and 50 percent of all U.S. households by the year 2003. University of Texas, October, 1999.

o International Data Corporation estimates that 500 million individuals could use online services worldwide by the year 2003. International Data Corporation, August, 1999.

o Forrester Research estimates that consumer and business Internet purchasing could surpass $3.2 trillion by the year 2003.

   No one can guarantee that these trends will continue or be realized. No one can guarantee that continuation of these trends or realization of these estimates will have a positive impact on the performance of your investment.

   According to International Data Corporation (November 3, 1999), the worldwide Internet economy could exceed $1 trillion in 2001 and could reach $3 trillion by 2003. E-commerce appears to be spreading beyond the United States boundaries. Market research firm International Data Corporation (August 25, 1999) reports that almost 60% of the world's online population resides outside the United States, and non-U.S. Internet commerce is expected to grow from 26% of worldwide e-commerce spending in 1998 to 46% by 2003. Of course, no one can guarantee that these trends will continue or that projected figures will be realized.

   Of course, we cannot guarantee that your Trust will achieve its objective. The value of your Units may fall below the price you paid for the Units. Stocks of internet-related companies have been subject to extreme price volatility and speculative trading. Many Internet-related stocks have recently exhibited above-average price appreciation during a period of a generally rising stock market. No one can assure you that this will continue or that the performance of Internet stocks will replicate the performance exhibited in the past. These Trusts are appropriate for aggressive investors or as an aggressive growth component of your investment portfolio. You should read the "Risk Factors" section before you invest.

   Two Maturity Options. Because different investors have different investment horizons, we offer two portfolios with different maturities that invest in the same companies. You should consider Series A if you intend to hold your investment for 15 months or less. You should consider Series B if you intend to hold your investment for approximately five years. In either case, you should consider the impact of price volatility when selecting the appropriate Series. While Series A and Series B invest in the same companies, they are separate portfolios and have different sales charges and expenses. As a result, the performance and exact composition of each Trust may differ.


Series A Portfolio
--------------------------------------------------------------------------------------------------------------
                                                                                Current              Cost of
Number                                                      Market Value        Dividend             Securities
of Shares        Name of Issuer (1)                         per Share (2)       Yield (3)            to Trust (2)
    ----------   -----------------------------------       ---------------      -----------         ------------
                Bandwidth
        18        Applied Micro Circuits Corporation        $    219.063               0.00%        $   3,943.13
        22        Broadcom Corporation                           171.813               0.00             3,779.88
        29        Cisco Systems, Inc.                            130.500               0.00             3,784.50
        34        Conexant Systems, Inc.                         111.500               0.00             3,791.00
        22        Corning, Inc.                                  178.000               0.40             3,916.00
        19        JDS Uniphase Corporation                       202.625               0.00             3,849.88
        17        Juniper Networks, Inc.                         204.063               0.00             3,469.06
3       31        Nortel Networks Corporation                    120.500               0.12             3,735.50
        29        PMC-Sierra, Inc.                               130.000               0.00             3,770.00
        17        Redback Networks, Inc.                         213.000               0.00             3,621.00
        11        SDL, Inc.                                      338.438               0.00             3,722.81
        35        Sycamore Networks, Inc.                        109.250               0.00             3,823.75
        59        Vitesse Semiconductor Corporation               64.625               0.00             3,812.88
                Business-to-Business/Business-to-Consumer
        18        Ariba, Inc.                                    213.250               0.00             3,838.50
        21        BroadVision, Inc.                              181.000               0.00             3,801.00
        16        FreeMarkets, Inc.                              229.938               0.00             3,679.00
        18        Vignette Corporation                           215.000               0.00             3,870.00
                E-Consulting/Services
        44        Scient Corporation                              87.250               0.00             3,839.00
        36        Viant Corporation                              110.938               0.00             3,993.75
                Hardware
        40        Sun Microsystems, Inc.                          91.375               0.00             3,655.00
                Internet Portfolio
        32        CMGI, Inc.                                     115.500               0.00             3,696.00
                Portals
        22        Yahoo!, Inc.                                   165.750               0.00             3,646.50
                Security
3       22        Check Point Software Technologies, Limited     172.000               0.00             3,784.00
        18        VeriSign, Inc.                                 201.500               0.00             3,627.00
                Service
        67        America Online, Inc.                            55.313               0.00             3,705.94
        33        DoubleClick, Inc.                              108.438               0.00             3,578.44
        31        Exodus Communications, Inc.                    117.250               0.00             3,634.75
        50        Gemstar International Group, Limited            74.875               0.00             3,743.75
        18        InfoSpace.com, Inc.                            200.500               0.00             3,609.00
        32        Inktomi Corporation                            114.188               0.00             3,654.00
        37        Microsoft Corporation                           99.625               0.00             3,686.13
        12        Network Solutions, Inc.                        306.500               0.00             3,678.00
        43        RealNetworks, Inc.                              87.125               0.00             3,746.38
                Software
        32        Phone.com, Inc.                                118.813               0.00             3,802.00
                Storage
        17        Brocade Communications Systems, Inc.           222.000               0.00             3,774.00
        32        EMC Corporation                                115.000               0.00             3,680.00
        30        Emulex Corporation                             119.125               0.00             3,573.75
        37        Qlogic Corporation                             104.500               0.00             3,866.50
        21        VERITAS Software Corporation                   168.563               0.00             3,539.81
                Wireless
        29        QUALCOMM, Inc.                                 127.125               0.00             3,686.63
----------                                                                                          ------------
      1,151                                                                                         $  149,408.22
==========                                                                                          ============

See "Notes to Portfolios".


Series B Portfolio
--------------------------------------------------------------------------------------------------------------
                                                                                Current              Cost of
Number                                                      Market Value        Dividend             Securities
of Shares        Name of Issuer (1)                         per Share (2)       Yield (3)            to Trust (2)
    ----------   -----------------------------------       ---------------      -----------         ------------
                Bandwidth
        18        Applied Micro Circuits Corporation        $    219.063               0.00%        $   3,943.13
        22        Broadcom Corporation                           171.813               0.00             3,779.88
        29        Cisco Systems, Inc.                            130.500               0.00             3,784.50
        34        Conexant Systems, Inc.                         111.500               0.00             3,791.00
        22        Corning, Inc.                                  178.000               0.40             3,916.00
        19        JDS Uniphase Corporation                       202.625               0.00             3,849.88
        17        Juniper Networks, Inc.                         204.063               0.00             3,469.06
3       31        Nortel Networks Corporation                    120.500               0.12             3,735.50
        29        PMC-Sierra, Inc.                               130.000               0.00             3,770.00
        17        Redback Networks, Inc.                         213.000               0.00             3,621.00
        11        SDL, Inc.                                      338.438               0.00             3,722.81
        35        Sycamore Networks, Inc.                        109.250               0.00             3,823.75
        59        Vitesse Semiconductor Corporation               64.625               0.00             3,812.88
                Business-to-Business/Business-to-Consumer
        18        Ariba, Inc.                                    213.250               0.00             3,838.50
        21        BroadVision, Inc.                              181.000               0.00             3,801.00
        16        FreeMarkets, Inc.                              229.938               0.00             3,679.00
        18        Vignette Corporation                           215.000               0.00             3,870.00
                E-Consulting/Services
        44        Scient Corporation                              87.250               0.00             3,839.00
        36        Viant Corporation                              110.938               0.00             3,993.75
                Hardware
        40        Sun Microsystems, Inc.                          91.375               0.00             3,655.00
                Internet Portfolio
        32        CMGI, Inc.                                     115.500               0.00             3,696.00
                Portals
        22        Yahoo!, Inc.                                   165.750               0.00             3,646.50
                Security
3       22        Check Point Software Technologies, Limited     172.000               0.00             3,784.00
        18        VeriSign, Inc.                                 201.500               0.00             3,627.00
                Service
        67        America Online, Inc.                            55.313               0.00             3,705.94
        33        DoubleClick, Inc.                              108.438               0.00             3,578.44
        31        Exodus Communications, Inc.                    117.250               0.00             3,634.75
        50        Gemstar International Group, Limited            74.875               0.00             3,743.75
        18        InfoSpace.com, Inc.                            200.500               0.00             3,609.00
        32        Inktomi Corporation                            114.188               0.00             3,654.00
        37        Microsoft Corporation                           99.625               0.00             3,686.13
        12        Network Solutions, Inc.                        306.500               0.00             3,678.00
        43        RealNetworks, Inc.                              87.125               0.00             3,746.38
                Software
        32        Phone.com, Inc.                                118.813               0.00             3,802.00
                Storage
        17        Brocade Communications Systems, Inc.           222.000               0.00             3,774.00
        32        EMC Corporation                                115.000               0.00             3,680.00
        30        Emulex Corporation                             119.125               0.00             3,573.75
        37        Qlogic Corporation                             104.500               0.00             3,866.50
        21        VERITAS Software Corporation                   168.563               0.00             3,539.81
                Wireless
        29        QUALCOMM, Inc.                                 127.125               0.00             3,686.63
----------                                                                                          ------------
     1,151                                                                                          $  149,408.22
==========                                                                                          ============

See "Notes to Portfolios".


Morgan Stanley High-Technology 35 IndexSM Trusts

   Each Trust seeks to provide capital appreciation through an investment in a portfolio of the common stocks included in the Morgan Stanley High-Technology 35 IndexSM on the Initial Date of Deposit. In creating the index, the Morgan Stan ley Technology Research Group sought to design a benchmark that provides broad industry representation of equally-weighted, highly liquid, pure technology companies that is rebalanced annually. Morgan Stanley set the index value to 200 as of the close of trading on December 16, 1994. The American Stock Exchange computes the value of the index in real-time during trading hours under the symbol "MSH". The index is the exclusive property and is a service mark of Morgan Stanley.

   Pure Technology. The index includes 35 pure technology companies representing the full breadth of technology industry segments. These segments include Computer Services, Networking and Telecommunications Equipment, PC Hardware and Peripherals, Electronic Connectors and Components, Server/Technical Software, Wireless Telecommunications Equipment, Semiconductor Capital Equipment, PC Software/Internet/New Media and Server Hardware and Semiconductors. The index attempts to include bellwether stocks that provide a balanced representation of these sub-industries. The index includes only electronics-based technology companies and excludes biotechnology, medical, test and instrumentation companies.

   Equal Weighting. The index is an equal weighted index that includes large and small industry bellwether stocks. The index seeks to minimize the pitfalls of market capitalization indexes. Morgan Stanley believes that market capitalization indexes fail to accommodate the wide range of market capitalizations and revenue bases common to the technology industry.

   Rebalancing. Morgan Stanley rebalances the index to an equal weighting per company on the third Friday of each December. This allows stocks that appreciate during the year to command increasing influence in the index while guarding against the long-term negatives of a market-capitalization weighted index. We will not rebalance your Trust portfolio annually. Changes in the index will not necessarily result in changes in your portfolio. However, we may offer additional portfolios each year that include the current index components and weightings.

   As with any investment, we cannot guarantee that your Trust will achieve its objective. The value of your Units may fall below the price you paid for the Units. You should read the "Risk Factors" Section before you invest.

   Two Maturity Options. Because different investors have different investment horizons, we offer two portfolios with different maturities that invest in the same companies. You should consider Series A if you intend to hold your investment for 15 months or less. You should consider Series B if you intend to hold your investment for approximately five years. In either case, you should consider the impact of price volatility when selecting the appropriate Series. While Series A and Series B invest in the same companies, they are separate portfolios and have different sales charges and expenses. As a result, the performance and exact composition of each Trust may differ.


Series A Portfolio
--------------------------------------------------------------------------------------------------------------
                                                                                Current              Cost of
Number                                                      Market Value        Dividend             Securities
of Shares        Name of Issuer (1)                         per Share (2)       Yield (3)            to Trust (2)
    ----------   -----------------------------------       ---------------      -----------         ------------
                Computer Business & Software
        75        Automatic Data Processing, Inc.           $     46.313               0.76%        $   3,473.44
        64        Electronic Data Systems Corporation             72.875               0.82             4,664.00
        83        First Data Corporation                          46.563               0.17             3,864.69
                Electronics Manufacturing Services
        44        Solectron Corporation                           65.375               0.00             2,876.50
                Enterprise Software/Technical Software
        64        Computer Associates International, Inc.         69.313               0.12             4,436.00
        81        Oracle Corporation                              62.188               0.00             5,037.19
       123        Parametric Technology Corporation               22.500               0.00             2,767.50
       179        PeopleSoft, Inc.                                24.063               0.00             4,307.19
                Internet & PC Software
        40        Amazon.com, Inc.                                74.438               0.00             2,977.50
        45        America Online, Inc.                            55.313               0.00             2,489.06
        47        Electronic Arts, Inc.                           83.875               0.00             3,942.13
        72        Intuit, Inc.                                    59.750               0.00             4,302.00
        33        Microsoft Corporation                           99.625               0.00             3,287.63
        21        Yahoo!, Inc.                                   165.750               0.00             3,480.75
                Networking & Telecom Equipment
        77        3Com Corporation                                67.000               0.00             5,159.00
        32        Broadcom Corporation                           171.813               0.00             5,498.00
        38        Cisco Systems, Inc.                            130.500               0.00             4,959.00
        33        JDS Uniphase Corporation                       202.625               0.00             6,686.63
        47        Lucent Technologies, Inc.                       53.375               0.15             2,508.63
        29        Motorola, Inc.                                 147.125               0.33             4,266.63
3       42        Nortel Networks Corporation                    120.500               0.12             5,061.00
        59        Tellabs, Inc.                                   60.563               0.00             3,573.19
                PC Hardware & Data Storage
       152        Compaq Computer Corporation                     24.625               0.41             3,743.00
        82        Dell Computer Corporation                       36.438               0.00             2,987.88
        86        Seagate Technology, Inc.                        46.125               0.00             3,966.75
                Semiconductor Capital Equipment
        34        Applied Materials, Inc.                        161.188               0.00             5,480.38
                Semiconductors
        46        Intel Corporation                              109.875               0.11             5,054.25
        53        Micron Technology, Inc.                         67.750               0.00             3,590.75
+       26        STMicroelectronics N.V.                        208.000               0.03             5,408.00
        37        Texas Instruments, Inc.                        134.625               0.13             4,981.13
        91        Xilinx, Inc.                                    61.938               0.00             5,636.31
                Server & Enterprise Hardware
        40        EMC Corporation                                115.000               0.00             4,600.00
        36        Hewlett-Packard Company                        124.250               0.52             4,473.00
        35        International Business Machines Corporation    116.000               0.41             4,060.00
        50        Sun Microsystems, Inc.                          91.375               0.00             4,568.75
----------                                                                                          ------------
     2,096                                                                                          $  148,167.86
==========                                                                                          ============


See "Notes to Portfolios".


Series B Portfolio
--------------------------------------------------------------------------------------------------------------
                                                                                Current              Cost of
Number                                                      Market Value        Dividend             Securities
of Shares        Name of Issuer (1)                         per Share (2)       Yield (3)            to Trust (2)
    ----------   -----------------------------------       ---------------      -----------         ------------
                Computer Business & Software
        75        Automatic Data Processing, Inc.           $     46.313               0.76%        $   3,473.44
        64        Electronic Data Systems Corporation             72.875               0.82             4,664.00
        83        First Data Corporation                          46.563               0.17             3,864.69
                Electronics Manufacturing Services
        44        Solectron Corporation                           65.375               0.00             2,876.50
                Enterprise Software/Technical Software
        64        Computer Associates International, Inc.         69.313               0.12             4,436.00
        81        Oracle Corporation                              62.188               0.00             5,037.19
       123        Parametric Technology Corporation               22.500               0.00             2,767.50
       179        PeopleSoft, Inc.                                24.063               0.00             4,307.19
                Internet & PC Software
        40        Amazon.com, Inc.                                74.438               0.00             2,977.50
        45        America Online, Inc.                            55.313               0.00             2,489.06
        47        Electronic Arts, Inc.                           83.875               0.00             3,942.13
        72        Intuit, Inc.                                    59.750               0.00             4,302.00
        33        Microsoft Corporation                           99.625               0.00             3,287.63
        21        Yahoo!, Inc.                                   165.750               0.00             3,480.75
                Networking & Telecom Equipment
        77        3Com Corporation                                67.000               0.00             5,159.00
        32        Broadcom Corporation                           171.813               0.00             5,498.00
        38        Cisco Systems, Inc.                            130.500               0.00             4,959.00
        33        JDS Uniphase Corporation                       202.625               0.00             6,686.63
        47        Lucent Technologies, Inc.                       53.375               0.15             2,508.63
        29        Motorola, Inc.                                 147.125               0.33             4,266.63
3       42        Nortel Networks Corporation                    120.500               0.12             5,061.00
        59        Tellabs, Inc.                                   60.563               0.00             3,573.19
                PC Hardware & Data Storage
       152        Compaq Computer Corporation                     24.625               0.41             3,743.00
        82        Dell Computer Corporation                       36.438               0.00             2,987.88
        86        Seagate Technology, Inc.                        46.125               0.00             3,966.75
                Semiconductor Capital Equipment
        34        Applied Materials, Inc.                        161.188               0.00             5,480.38
                Semiconductors
        46        Intel Corporation                              109.875               0.11             5,054.25
        53        Micron Technology, Inc.                         67.750               0.00             3,590.75
+       26        STMicroelectronics N.V.                        208.000               0.03             5,408.00
        37        Texas Instruments, Inc.                        134.625               0.13             4,981.13
        91        Xilinx, Inc.                                    61.938               0.00             5,636.31
                Server & Enterprise Hardware
        40        EMC Corporation                                115.000               0.00             4,600.00
        36        Hewlett-Packard Company                        124.250               0.52             4,473.00
        35        International Business Machines Corporation    116.000               0.41             4,060.00
        50        Sun Microsystems, Inc.                          91.375               0.00             4,568.75
----------                                                                                          ------------
     2,096                                                                                          $  148,167.86
==========                                                                                          ============


See "Notes to Portfolios".


Semiconductor Trusts

   Each Trust seeks to increase the value of your Units over time by investing in a portfolio of common stocks of companies diversified within the semiconductor industry. Semiconductors support equipment that allows your personal computers, mobile phones, VCRs, DVD players, automobiles, stereos, personal digital assistants, home appliances, and some children's toys to function. Semiconductors are the microchips and microprocessors that enable electronic devices to process millions of bits of data in a fraction of a second. These chips and processors are also responsible for remembering the information stored in your electronic devices after you turn them off. Semiconductors were the critical factor that ignited the computer industry revolution and they are the key to the development of almost every technology today. Without continued development in this industry, technological tools will go no further.

   The pace of change in the semiconductor industry is rapid, driven by fierce competition and ever-improving technology. Innovations are constantly improving chips and enable them to perform ever more powerful computing tasks at ever increasing speeds.

   The emergence of a global, networked economy that values rapid exchanges of information is changing the face of the industry. The development of the networking infrastructure, the proliferation of the Internet and wireless communications and the need for greater bandwidth all suggest continued demand for semiconductor devices upon which the information age relies. Consider the following:

o In a study released in 1998, the Semiconductor Industry Association (SIA) reported that among all manufacturing sectors, the chip industry has become the leading contributor to the nation's Gross Domestic Product. This figure is 20% higher than that of the motor vehicle parts and accessories industry.

o The Semiconductor Industry Association's 1999 forecast calls for the industry to grow 21% with sales of $174 billion in 2000, with continued growth of 20% in 2001 and $209 billion in sales.

o Standard & Poor's believes that the semiconductor industry is in the early stages of a multi-year recovery. (Standard & Poor's Industry Surveys, Semiconductors).

o Van Kampen believes that semiconductor unit volume sales have grown sufficiently to offset the impact of falling prices. Since 1974, this relationship between falling prices and unit volume growth has produced annual industry sales growth averaging 17%. (Standard & Poor's Industry Surveys, Semiconductors).

o Market research firm International Data Corp. predicts that computers selling for less than $1,500 could grow from a recent 39% of the U.S. consumer market to nearly 50% in 2001.

   Of course, we cannot guarantee that your Trust will achieve its objective. The value of your Units may fall below the price you paid for the Units. You should read the "Risk Factors" section before you invest.

   Two Maturity Options. Because different investors have different investment horizons, we offer two portfolios with different maturities that invest in the same companies. You should consider Series A if you intend to hold your investment for 15 months or less. You should consider Series B if you intend to hold your investment for approximately five years. In either case, you should consider the impact of price volatility when selecting the appropriate Series. While Series A and Series B invest in the same companies, they are separate portfolios and have different sales charges and expenses. As a result, the performance and exact composition of each Trust may differ.


Series A Portfolio
--------------------------------------------------------------------------------------------------------------
                                                                                Current              Cost of
Number                                                      Market Value        Dividend             Securities
of Shares        Name of Issuer (1)                         per Share (2)       Yield (3)            to Trust (2)
    ----------   -----------------------------------       ---------------      -----------         ------------
                Analog Semiconductors
        42        Analog Devices, Inc.                      $    117.000               0.00%        $   4,914.00
+       24        STMicroelectronics N.V.                        208.000               0.03             4,992.00
                Application Specific Integrated Circuits (ASICs)
        21        GlobeSpan, Inc.                                229.875               0.00             4,827.38
        48        LSI Logic Corporation                          104.125               0.00             4,998.00
        39        QUALCOMM, Inc.                                 127.125               0.00             4,957.88
                Communication Integrated Circuits (ICs)
        24        Applied Micro Circuits Corporation             219.063               0.00             5,257.50
        29        BroadCom Corporation                           171.813               0.00             4,982.56
        46        Conexant Systems, Inc.                         111.500               0.00             5,129.00
        38        PMC-Sierra, Inc.                               130.000               0.00             4,940.00
        64        TranSwitch Corporation                          74.500               0.00             4,768.00
        77        Vitesse Semiconductor Corporation               64.625               0.00             4,976.13
                Digital Signal Processors (DSPs)
        36        Texas Instruments, Inc.                        134.625               0.13             4,846.50
                Flash
        33        SanDisk                                        152.438               0.00             5,030.44
                Foundries
+       78        Taiwan Semiconductor Manufacturing
                     Company, Limited                             62.000               0.00             4,836.00
                Microprocessors
+       24        ARM Holding Plc                                216.000               0.00             5,184.00
        46        Intel Corporation                              109.875               0.11             5,054.25
                Programmable Logic Devices (PLDs)
        84        Xilinx, Inc.                                    61.938               0.00             5,202.75
                Radio Frequency ICs
        36        Alpha Industries, Inc.                         137.938               0.00             4,965.75
        38        ANADIGICS, Inc.                                137.000               0.00             5,206.00
        54        Kopin Corporation                               91.125               0.00             4,920.75
        49        RF Micro Devices, Inc.                         102.125               0.00             5,004.13
        21        TriQuint Semiconductor, Inc.                   240.625               0.00             5,053.13
                Semiconductor Capital Equipment
        31        Applied Materials, Inc.                        161.188               0.00             4,996.81
3       37        ASM Lithography Holding N.V.                   133.750               0.00             4,948.75
        74        KLA-Tencor Corporation                          67.750               0.00             5,013.50
        62        PRI Automation                                  82.250               0.00             5,099.50
        64        Teradyne, Inc.                                  77.313               0.00             4,948.00
                Silicon Carbide
        29        Cree, Inc.                                     181.000               0.00             5,249.00
                Storage ICs
        41        Emulex Corporation                             119.125               0.00             4,884.13
        49        Qlogic Corporation                             104.500               0.00             5,120.50
----------                                                                                          ------------
     1,338                                                                                          $  150,306.34
==========                                                                                          ============


See "Notes to Portfolios".


Series B Portfolio
--------------------------------------------------------------------------------------------------------------
                                                                                Current              Cost of
Number                                                      Market Value        Dividend             Securities
of Shares        Name of Issuer (1)                         per Share (2)       Yield (3)            to Trust (2)
    ----------   -----------------------------------       ---------------      -----------         ------------
                Analog Semiconductors
        42        Analog Devices, Inc.                      $    117.000               0.00%        $   4,914.00
+       24        STMicroelectronics N.V.                        208.000               0.03             4,992.00
                Application Specific Integrated Circuits (ASICs)
        21        GlobeSpan, Inc.                                229.875               0.00             4,827.38
        48        LSI Logic Corporation                          104.125               0.00             4,998.00
        39        QUALCOMM, Inc.                                 127.125               0.00             4,957.88
                Communication Integrated Circuits (ICs)
        24        Applied Micro Circuits Corporation             219.063               0.00             5,257.50
        29        BroadCom Corporation                           171.813               0.00             4,982.56
        46        Conexant Systems, Inc.                         111.500               0.00             5,129.00
        38        PMC-Sierra, Inc.                               130.000               0.00             4,940.00
        64        TranSwitch Corporation                          74.500               0.00             4,768.00
        77        Vitesse Semiconductor Corporation               64.625               0.00             4,976.13
                Digital Signal Processors (DSPs)
        36        Texas Instruments, Inc.                        134.625               0.13             4,846.50
                Flash
        33        SanDisk                                        152.438               0.00             5,030.44
                Foundries
+       78        Taiwan Semiconductor Manufacturing
                     Company, Limited                             62.000               0.00             4,836.00
                Microprocessors
+       24        ARM Holding Plc                                216.000               0.00             5,184.00
        46        Intel Corporation                              109.875               0.11             5,054.25
                Programmable Logic Devices (PLDs)
        84        Xilinx, Inc.                                    61.938               0.00             5,202.75
                Radio Frequency ICs
        36        Alpha Industries, Inc.                         137.938               0.00             4,965.75
        38        ANADIGICS, Inc.                                137.000               0.00             5,206.00
        54        Kopin Corporation                               91.125               0.00             4,920.75
        49        RF Micro Devices, Inc.                         102.125               0.00             5,004.13
        21        TriQuint Semiconductor, Inc.                   240.625               0.00             5,053.13
                Semiconductor Capital Equipment
        31        Applied Materials, Inc.                        161.188               0.00             4,996.81
3       37        ASM Lithography Holding N.V.                   133.750               0.00             4,948.75
        74        KLA-Tencor Corporation                          67.750               0.00             5,013.50
        62        PRI Automation                                  82.250               0.00             5,099.50
        64        Teradyne, Inc.                                  77.313               0.00             4,948.00
                Silicon Carbide
        29        Cree, Inc.                                     181.000               0.00             5,249.00
                Storage ICs
        41        Emulex Corporation                             119.125               0.00             4,884.13
        49        Qlogic Corporation                             104.500               0.00             5,120.50
----------                                                                                          ------------
     1,338                                                                                          $  150,306.34
==========                                                                                          ============


See "Notes to Portfolios".


Notes to Portfolios

(1) The Securities are initially represented by "regular way" contracts for the performance of which an irrevocable letter of credit has been deposited with the Trustee. Contracts to acquire Securities were entered into on February 14, 2000 and have a settlement date of February 17, 2000 (see "The Trusts").

(2) The market value of each Security is based on the most recent closing sale price as of the close of the New York Stock Exchange on the business day prior to the Initial Date of Deposit. Other information regarding the Securities, as of the Initial Date of Deposit, is as follows:

                                                                                             Profit
                                                                  Cost to                   (Loss) To
                                                                  Sponsor                    Sponsor
                                                              --------------             --------------
Bandwidth & Telecommunications Series A                        $149,506                   $    192
Bandwidth & Telecommunications Series B                        $149,506                   $    192
Biotechnology & Pharmaceutical Series A                        $150,832                   $    192
Biotechnology & Pharmaceutical Series B                        $150,832                   $    192
Global Wireless Series A                                       $138,465                   $      7
Global Wireless Series B                                       $138,465                   $      7
Internet Series A                                              $149,514                   $   (106)
Internet Series B                                              $149,514                   $   (106)
High-Tech Index Series A                                       $148,187                   $    (19)
High-Tech Index Series B                                       $148,187                   $    (19)
Semiconductor Series A                                         $150,425                   $   (119)
Semiconductor Series B                                         $150,425                   $   (119)

"+" indicates that the stock is held in the form American Depositary Receipts or similar receipts.

"3" indicates that the stock is a foreign common stock traded on a U.S. securities exchange.

(3) Current Dividend Yield for each Security is based on the estimated annual dividends per share and the Security's market value as of the most recent close of trading on the New York Stock Exchange on the business day prior to the Initial Date of Deposit. Estimated annual dividends per share are calculated by annualizing the most recently declared dividends or by adding the most recent interim and final dividends declared and reflect any foreign withholding taxes.


   The Securities. A brief description of each of the issuers of the Securities is listed below.

    Bandwidth & Telecommunications Trusts

   Allegiance Telecom, Inc. Allegiance Telecom, Inc. provides telecommunications services to business, government, and other institutional users in major metropolitan areas across the United States. The company offers telecommunications products and services including local exchange, local access, domestic and international long distance, enhanced video and data, and a suite of Internet services.

    Applied Micro Circuits Coporation. Applied Micro Circuits Corporation designs, develops, manufactures, and markets high-performance, high-bandwidth silicon solutions for the world's communications infrastructure. The company provides products for the automated test equipment, high-speed computing, and military markets.

    AT&T Corporation. AT&T Corporation offers communication services and products. The company provides voice, data, and video telecommunications services to consumers, large and small businesses, and government entities. AT&T and its subsidiaries furnish regional, domestic, international, and local telecommunication services. The company also provides cellular telephone and wireless services, as well as other services.

    Broadcom Corporation. Broadcom Corporation provides integrated silicon solutions that enable broadband digital data transmission of voice, data, and video content to the home and within the business enterprise. The company designs, develops, and supplies integrated circuits for cable set-top boxes, cable modems, high-speed networking, direct satellite and digital broadcast, and digital subscriber line.

   Brocade Communications Systems, Inc. Brocade Communications Systems, Inc. provides switching solutions for storage area networks (SAN). The company's switching solutions utilize the fiber channel interconnect protocol. Brocade's family of SilkWorm switches enables a company to manage growth of its data storage requirements, improve the data transfer performance, and increase the size of its SAN.

   China Telecom (Hong Kong), Limited. China Telecom (Hong Kong), Limited provides cellular telecommunications services in the People's Republic of China.

   Cisco Systems, Inc. Cisco Systems, Inc. supplies data networking products to the corporate enterprise and public wide area service provider markets. The company offers a variety of products including routers, LAN switches, frame relay/ATM, and remote access concentrators. Cisco's clients include utilities, corporations, universities, governments, and small to medium-size businesses worldwide.

   COLT Telecom Group Plc. COLT Telecom Group Plc provides telecommunications and internet services to commercial and governmental customers in Europe. The company currently has operations in twenty European cities in nine countries and plans to be providing service in approximately 30 additional cities by the end of 2001.

   Conexant Systems, Inc. Conexant Systems, Inc. provides semiconductor products for communications applications. The company develops and manufactures system-level solutions that use mixed-signal processing technology to combine analog and digital functions. Conexant's portfolio of applications include modems, asynchronous transfer mode networking, video, imaging, and digital subscriber line technology.

   Corning, Inc. Corning, Inc. conducts operations in the communications and specialty materials business segments. The company produces optical fiber, cable, and photonic components for the telecommunications industry, as well as produces high-performance displays and components for television and other communications-related industries.

   Extreme Networks, Inc. Extreme Networks, Inc. provides switching solutions for local area networks (LAN). The company uses its custom ASICs and a common hardware, software, and management architecture to offer customers LAN solutions.

    GlobeSpan, Inc. GlobeSpan, Inc. develops advanced digital subscriber line
(DSL) integrated circuits. The company's circuits enable high-speed data transmission over the existing network of copper telephone wires known as the local loop. GlobeSpan sells its circuits as chip sets to manufacturers of DSL equipment for incorporation into products that are sold to telecommunications service providers.

   Harmonic, Inc. Harmonic, Inc. designs, manufactures, and markets digital and fiber optic systems. The company's systems enable cable, satellite, and wireless operators to deliver video, Internet, telephony, and high-speed data services. Harmonic's "TRANsend" digital product line combines and customizes content from a variety of sources.

    JDS Uniphase Corporation. JDS Uniphase Corporation provides advanced fiberoptic components and modules. The company's products are sold to telecommunications and cable television system providers worldwide. Products include semiconductor lasers, high-speed external modulators, transmitters, amplifiers, couplers, multiplexers, and optical switches. JDS also designs, manufactures, and markets laser subsystems.

   Juniper Networks, Inc. Juniper Networks, Inc. provides Internet infrastructure solutions for Internet service providers and other telecommunications service providers. The company delivers next generation Internet backbone routers that are designed for service provider networks.

    MCLeodUSA, Inc. McLeodUSA, Inc. provides communications services to business and residential customers in the Midwestern and Rocky Mountain regions of the United States. The company's communications services include local, long distance, data, voice mail, paging, and Internet access.

   Nextel Communications, Inc. Nextel Communications, Inc. provides digital and analog wireless communications services to its customers in the United States. The company markets its products under the Nextel brand name. Nextel's network offers an integrated wireless communications tool with digital cellular, text/numeric paging, and a digital two-way radio feature.

    NEXTLINK Communications, Inc. NEXTLINK Communications, Inc. provides local, long distance, and enhanced communications services to commercial customers. The company operates 23 facilities-based networks providing switched local and long distance services in 14 states. NEXTLINK's products consist of local and long distance, calling cards, toll-free calling, voice messaging, and other communications services.

    Nortel Networks Corporation. Nortel Networks Corporation provides telephony, data, wireless, and wireline products and services for the Internet. The company serves carrier, service provider, and enterprise customers on a worldwide basis.

   PMC-Sierra, Inc. PMC-Sierra, Inc. designs, develops, markets, and supports semiconductor networking solutions. The company's products are used in the high speed transmission and networking systems which are used to restructure the global telecommunications and data communications infrastructure.

   QLogic Corporation. QLogic Corporation designs and supplies semiconductor and board-level input/output and enclosure management products. The company's products provide interface connections between computer systems and their attached data storage peripherals, such as hard disk drives, tape drives, and subsystems. QLogic also provides enclosure management products that monitor and communicate information.

   QUALCOMM, Inc. QUALCOMM, Inc. develops and delivers digital wireless communications products and services based on the company's CDMA digital technology. The company's business areas include integrated CDMA chipsets and systems software, technology licensing, Eudora email software for Windows and Macintosh platforms, and satellite based systems including Omnitracs and Globalstar systems.

   Qwest Communications International, Inc. Qwest Communications International, Inc. provides broadband Internet-based data, voice, and image communications for businesses and consumers. The company's Qwest Macro Capacity Fiber Network operates in North America. Qwest is also building a high-capacity European fiber optic, Internet-based network with its joint venture partner.

    SDL, Inc. SDL, Inc. designs, manufactures, and markets semiconductor lasers, fiber optic related products, and optoelectronic systems. The company's products are used in the telecommunications, cable television, dense wavelength division multiplexing, and satellite communications markets.

   Sprint Corporation (PCS Group). Sprint Corporation (PCS Group) operates a 100% digital, 100% personal cellular communication system (PCS) nationwide wireless network in the United States. The company currently serves the United States, Puerto Rico and the US Virgin Islands.

   Sycamore Networks, Inc. Sycamore Networks, Inc. develops and markets software-based optical networking products. The company's customers include local exchange carriers, incumbent local exchange carriers, long distance carriers, Internet service providers, cable operators, international telephone companies, and wholesale carriers.

    TranSwitch Corporation. TranSwitch Corporation designs, develops, markets, and supports integrated digital and mixed-signal semiconductor solutions for the telecommunications and data communications markets. The company's customers primarily include original equipment manufacturers who incorporate its products into networking equipment. TranSwitch sells its products worldwide.

   Triquint Semiconductor, Inc. TriQuint Semiconductor, Inc. designs, develops, manufactures, and markets a variety of high performance analog and mixed signal integrated circuits for the communications markets. The company utilizes its proprietary gallium arsenide technology to enable its products to overcome the performance barriers of silicon devices in various applications. TriQuint's products are sold worldwide.

   Vitesse Semiconductor Corporation. Vitesse Semiconductor Corporation designs, develops, manufactures, and markets digital high-bandwidth communications and automatic test equipment (ATE) integrated circuits. The company's products address the needs of telecommunications, data communications, and ATE equipment manufacturers who demand a combination of high-speed, high-complexity, and low-power dissipation.

   VoiceStream Wireless Corporation. VoiceStream Wireless Corporation provides personal communications services (PCS) under the "VoiceStream" brand name. The company operates in urban areas primarily located in the Western United States.

    Biotechnology & Pharmaceutical Trusts

   Abgenix, Inc. Abgenix, Inc. is a biopharmaceutical company that develops antibody therapeutic products for the treatment of a variety of disease conditions. The company's products treat transplant-related diseases, inflammatory and autoimmune disorders, and cancer. Abgenix utilizes its XenoMouse technology to build a diversified product portfolio.

   Affymetrix, Inc. Affymetrix, Inc. develops and manufactures DNA chip technology. The company's GeneChip system acquires, analyzes, and manages genetic information in order to improve the diagnosis, monitoring, and treatment of disease. Affymetrix's product consists of DNA probe arrays containing gene sequences on a chip, a scanner to process the probe arrays, and software to analyze the information.

   Allergan, Inc. Allergan, Inc. provides eye care and specialty pharmaceutical products throughout the world. The company's products are marketed to the eye care pharmaceutical, ophthalmic surgical device, over-the-counter contact lens care, movement disorder, and dermatological markets. Allergan markets its products under brand names such as Alphagan, Botox, and Complete.

   Alpharma, Inc. Alpharma, Inc. develops, manufactures, and markets specialty, generic and proprietary human pharmaceutical and animal health products. The company's products include generic liquid and topical pharmaceuticals, specialty antibiotics, animal health feed additives for poultry and livestock, and vaccines for farmed fish. Alpharma has operations worldwide.

   Amgen, Inc. Amgen, Inc. discovers, develops, manufactures, and markets human therapeutics based on cellular and molecular biology. The company focuses its research on secreted protein and small molecule therapeutics, with particular emphasis on neuroscience and cancer. Amgen concentrates on the areas of hematology, cancer, infectious disease, endocrinology, neurobiology, and inflammation.

   Biogen, Inc. Biogen, Inc. develops, manufactures, and markets drugs for human health care. The company develops and tests products used for the treatment of multiple sclerosis, kidney diseases, inflammatory diseases, and cardiovascular diseases, as well as focuses on developmental biology and gene therapy. Biogen sells AVONEX to treat relapsing forms of multiple sclerosis.

    Biovail Corporation International. Biovail Corporation International is an international full-service pharmaceutical company. The company formulates, clinically tests, registers and manufactures drug products utilizing advanced drug delivery technologies.

    Bristol-Myers Squibb Company. Bristol-Myers Squibb Company is a diversified worldwide health and personal care company that manufactures medicines and other products. The company's products include therapies for various diseases and disorders, consumer medicines, orthopedic devices, ostomy care, wound management, nutritional supplements, infant formulas, and hair and skin care products.

    Celera Genomics. Celera Genomics generates, sells, and supports genomic information and related information management and analysis software. The company also discovers, validates, and licenses proprietary gene products, genetic markets, and information concerning genetic variability.

   Cephalon, Inc. Cephalon, Inc. discovers, develops, and markets biopharmaceutical products to treat neurological disorders and cancer. The company's PROVOGIL treats excessive daytime sleepiness associated with narcolepsy.

   Forest Laboratories, Inc. Forest Laboratories, Inc. develops, manufactures, and sells both branded and generic forms of ehtical products which require a physician's prescription. The company also manufactures non-prescription pharmaceutical products sold over-the-counter, which are used for the treatment of a wide range of illnesses. Forest's products are marketed in the United States and eastern Europe.

   Genentech, Inc. Genentech, Inc., a biotechnology company, discovers, develops, manufactures, and markets human pharmaceuticals. The company markets biotechnology products directly in the United States.

   Gilead Sciences, Inc. Gilead Sciences, Inc. discovers, develops, and commercializes therapeutics for viral diseases. The company markets VISTIDE for the treatment of CMV retinitis, a sight-threatening viral infection in patients with AIDS. Gilead is also developing products to treat diseases caused by HIV, hepatitis B virus, and influenza virus.

   Human Genome Sciences, Inc. Human Genome Sciences, Inc. researches and develops proprietary pharmaceutical and diagnostic products. The company's products predict, prevent, detect, treat, and cure disease based on the discovery of human and microbial genes.

   Immunex Corporation. Immunex Corporation is a biopharmaceutical company that discovers, develops, manufactures, and markets therapeutic products. The company's products are used to treat human diseases, including cancer, infectious diseases, and immunological disorders. Immunex sells its products around the world.

   IVAX Corporation. IVAX Corporation researches, develops, manufactures, and markets generic and branded pharmaceuticals in the United States and international markets. The company's primary focus is pharmaceuticals with an emphasis on oncology and respiratory products, as well as specialty generic pharmaceuticals. IVAX also provides veterinary products and diagnostic products.

   Jones Pharma, Inc. Jones Pharma, Inc. offers a variety of pharmaceuticals, including endocrine, hospital, and veterinary products. The company's products include pharmaceuticals for the treatment of hyperthroidism and hypothyroidism, as well as a variety of pharmaceuticals for veterinary use. Jones also markets pharmaceuticals used in the operating room and products for emergency and skin care.

   Medicis Pharmaceutical Corporation. Medicis Pharmaceutical Corporation markets numerous prescription, non-prescription and over-the-counter products to treat various dermatological conditions. The company currently markets prescription brand products including DYNACIN, TRIAZ, LIDEX, SYNALAR, NOVACET, ZONALON, LUSTRA, THERMYCIN Z, and BENZASHAVE.

    MedImmune, Inc. MedImmune, Inc. develops and markets products that address medical needs in areas such as infectious diseases, transplantation medicine, autoimmune diseases and cancer. The company currently sells Synagis, RespiGam, and CytoGam primarily in the United States.

   Merck & Company, Inc. Merck & Company, Inc. is a global pharmaceutical company that discovers, develops, manufactures, and markets a broad range of human and animal health products. The company also provides pharmaceutical benefit services. Merck's products include Zocor, a treatment for elevated cholesterol, Pepcid anti-ulcerant, Primaxin antibiotic, and Propecia, a treatment for male pattern hair loss.

   Millennium Pharmaceuticals, Inc. Millennium Pharmaceuticals, Inc. is a drug discovery and development company. The company incorporates large-scale genetics, genomics, high throughput screening, and informatics in an integrated life science and technology platform. The platform is applied in discovering and developing proprietary therapeutic and diagnostic human healthcare products and services.

    PE Corp-PE Biosystems Group. PE Corp-PE Biosystems Group researches, develops, manufactures, sells, and supports instrument systems, reagents, and software for the pharmaceutical, biotechnology, environmental testing, food, human indentification, agriculture, and chemical manufacturing industries. The company also provides related consulting and contract research and development services.

   Pfizer, Inc. Pfizer, Inc. is a research-based, global pharmaceutical company that discovers, develops, manufactures, and markets medicines for humans and animals. The company's products include prescription pharmaceuticals, non-prescription self-medications, and animal health products such as anti-infective medicines and vaccines.

   QLT PhotoTherapeutics, Inc. QLT PhotoTherapeutics, Inc. develops and commercializes pharmaceutical products for use in photodynamic therapy. The company currently provides PHOTOFRIN, a photodynamic therapy drug used in the treatment of various cancers. QLT is also developing Visudyne, a therapy to treat the wet form of age-related macular degeneration.

   Shire Pharmaceuticals Group Plc. Shire Pharmaceuticals Group Plc specializes in marketing, licensing and developing prescription medicines. The group focuses on the prevention and treatment of osteoporosis and other metabolic bone diseases, in addition to the treatment of selected disorders of the central nervous system, particulary Alzheimer's Disease and chronic fatigue syndrome.

   Teva Pharmaceutical Industries, Limited. Teva Pharmaceutical Industries, Limited is a pharmaceutical company with more than 70% of its sales outside Israel, primarily in the United States. The company develops, manufactures and markets branded and generic human pharmaceuticals, bulk pharmaceutical chemicals, medical disposable and veterinary products.

   Warner-Lambert Company. Warner-Lambert Company discovers, develops, manufactures, and markets pharmaceutical, consumer health care, and confectionery products. The company's products include Listerine mouthwash, Trident gum, Schick razors, Tetra fish food, Sudafed decongestant, Lubriderm body bar, Dilantin epilepsy drug, Centrax tranquilizer, Neosporin topical antibiotic, and other products.

    Global Wireless Trusts

    ARM Holdings Plc. ARM Holdings Plc designs RISC microprocessors and related technology and software, and sells development systems to enhance embedded applications. The company licenses and sells its technology and products to international electronics companies, which in turn manufacture, market, and sell microprocessors and application specific integrated circuits and related products.

    AT&T Corporation. AT&T Corporation offers communication services and products. The company provides voice, data, and video telecommunications services to consumers, large and small businesses, and government entities. AT&T and its subsidiaries furnish regional, domestic, international, and local telecommunication services. The company also provides cellular telephone and wireless services, as well as other services.

   China Telecom (Hong Kong) Limited. China Telecom (Hong Kong) Limited provides cellular telecommunications services in the People's Republic of China.

   Conexant Systems, Inc. Conexant Systems, Inc. provides semiconductor products for communications applications. The company develops and manufactures system-level solutions that use mixed-signal processing technology to combine analog and digital functions. Conexant's portfolio of applications include modems, asynchronous transfer mode networking, video, imaging, and digital subscriber line technology.

   Corning, Inc. Corning, Inc. conducts operations in the communications and specialty materials business segments. The company produces optical fiber, cable, and photonic components for the telecommunications industry, as well as produces high-performance displays and components for television and other communications-related industries.

    Deutsche Telekom AG. Deutsche Telekom AG owns, operates and leases public telecommunications networks and offers network applications services. The company provides local and long-distance telephone services, as well as integrated voice and data digital services and maintains a large cable televison network. Deutsche Telekom also offers mobile, paging and on-line services to German and international customers.

    Telefonaktiebolaget LM Ericsson (Ericsson AB). Telefonaktiebolaget LM Ericsson (Ericsson AB) develops and produces advanced systems and products for wired and mobile communications in public and private networks. The products line includes digital and analog systems for telephones and networks, microwave radio links, radar surveillance systems and business systems. The company produces and markets worldwide.

   Harmonic, Inc. Harmonic, Inc. designs, manufactures, and markets digital and fiber optic systems. The company's systems enable cable, satellite, and wireless operators to deliver video, Internet, telephony, and high-speed data services. Harmonic's "TRANsend" digital product line combines and customizes content from a variety of sources.

    InfoSpace.com, Inc. InfoSpace.com, Inc. provides private label solutions for content and commerce to web sites and Internet appliances. The company's network of web sites focus on real-world content, such as yellow pages and white pages, maps, classified advertisements, real-time stock quotes, sports, information on local businesses and events, weather forecasts, and horoscopes.

   Kopin Corporation. Kopin Corporation develops and manufactures semiconductor materials and small form factor displays. The company uses its proprietary technology to design, manufacture, and market products used in commercial wireless communications and high resolution portable applications. Kopin's principal semiconductor wafer product is a heterojunction bipolar transistor device wafer.

   Millicom International Cellular S.A. Millicom International Cellular S.A. develops and operates cellular telephone systems worldwide. The company has interests in 33 cellular systems in 20 countries, primarily in emerging markets in Asia, Latin America, Europe, and Africa.

   Motorola, Inc. Motorola, Inc. provides integrated communications solutions and embedded electronic solutions. The company offers software-enhanced wireless telephones, two-way radios, messaging and satellite communications products and systems, as well as networking and Internet-access products. Customers include consumers, network operators, and commercial, government, and industrial customers.

   Nextel Communications, Inc. Nextel Communications, Inc. provides digital and analog wireless communications services to its customers in the United States. The company markets its products under the Nextel brand name. Nextel's network offers an integrated wireless communications tool with digital cellular, text/numeric paging, and a digital two-way radio feature.

    Nokia Oyj. Nokia Oyj is an international telecommunications company. The company develops and manufactures mobile phones, networks and systems for cellular and fixed networks. Nokia also develops and supplies access networks, multimedia equipment and other telecom related products. The company provides its products and services worldwide.

    Nortel Networks Corporation. Nortel Networks Corporation provides telephony, data, wireless, and wireline products and services for the Internet. The company serves carrier, service provider, and enterprise customers on a worldwide basis.

    NTT Mobile Communications Network, Inc. NTT Mobile Communications Network, Inc. (NTT DoCoMo) provides various types of telecommunication services including cellular phones, personal handyphone systems (PHS), paging, satelllite mobile communication, and wireless Private Branch Exchange system services. The company also sells cellular phones, PHS, car phones, and pagers.

    Orange Plc. Orange Plc operates the Orange digital PCN telecommunications network in the United Kingdom and sells and markets Orange services. The group offers a broad range of mobile voice and data communication services under the "Orange" brand name. Orange has approximately 2,160,000 mobile subscribers within England, Scotland and Wales.

   Phone.com, Inc. Phone.com, Inc. provides software that enables the delivery of Internet-based services to mass-market wireless telephones. The company's software provides access to Internet- and corporate intranet-based services, including news, stocks, weather, e-mail, travel, and sports to wireless subscribers. Subscribers also have access via wireless telephones to intranet-based telephony services.

   QUALCOMM, Inc. QUALCOMM, Inc. develops and delivers digital wireless communications products and services based on the company's CDMA digital technology. The company's business areas include integrated CDMA chipsets and systems software, technology licensing, Eudora email software for Windows and Macintosh platforms, and satellite based systems including Omnitracs and Globalstar systems.

    Research in Motion, Limited. Research in Motion, Limited designs, manufactures, and markets wireless consumer and business-to-business electronic technology for the mobile personal communications market.
The company's products include two-way Inter@ctive pagers, wireless personal computer card adapters, software connectivity tools, and embedded wireless radios.

    RF Micro Devices, Inc. RF Micro Devices, Inc. designs, develops, and markets proprietary radio frequency integrated circuits. The company's products are used for wireless communications applications such as cellular and PCS, cordless telephony, wireless LANs, wireless local loop, industrial radios, wireless security and remote meter reading.

    Rogers Cantel Mobile Communications, Inc. Rogers Cantel Mobile Communications, Inc. owns and operates a wireless communications company in Canada. The company offers a full range of wireless communication services including voice, data, and paging under the co-brand Cantel AT&T Rogers Cantel is a 51% owned subsidiary of Rogers Communications with AT&T corp and British Telecommunications plc jointly holding a 33.3% share.

    SK Telecom Company, Limited. SK Telecom Company, Limited provides mobile telecommunications and paging services in Korea and India. The company provides subscribers with digital cellular service and business features such as wireless fax and data transmission.

   Sprint Corporation (PCS Group). Sprint Corporation (PCS Group) operates a 100% digital, 100% personal cellular communication system (PCS) nationwide wireless network in the United States. The company currently serves the United States, Puerto Rico and the US Virgin Islands.

   Tele Sudeste Celular Participacoes S.A. Tele Sudeste Celular Participacoes S.A. provides cellular telecommunications services to the Brazilian States of Rio de Janeiro and Espirito Santo. Tele Sudeste Celular operates as a holding company for Telerj Celular S.A. and Telest Celular S.A.

   Telecom Italia SpA. Telecom Italia SpA, through subsidiaries, offers telecommunications services. The company offers local and long-distance telephone, data communications, mobile telephone, satellite communications, teleconferencing, voicemail, Internet access and videoconferencing services. Telecom Italia retails telecommunications equipment through approximately 100 Telecom Italia and 1,450 Insip stores.

   Telefonica S.A. Telefonica S.A. provides telecommunications services to industrial, residential and municipal customers throughout Spain and in Argentina, Peru, Brazil, Venezuela, Puerto Rico, Portugal, El Salvador and the United States. The company retails telephones, mobile phones and telefaxes and offers videoconferencing and audio-visual communications such as television broadcasting.

    TriQuint Semiconductor, Inc. TriQuint Semiconductor, Inc. designs, develops, manufactures, and markets a variety of high performance analog and mixed signal integrated circuits for the communications markets. The company utilizes its proprietary gallium arsenide technology to enable its products to overcome the performance barriers of silicon devices in various applications. TriQuint's products are sold worldwide.

   VoiceStream Wireless Corporation. VoiceStream Wireless Corporation provides personal communications services (PCS) under the "VoiceStream" brand name. The company operates in urban areas primarily located in the Western United States.

    Western Wireless Corporation. Western Wireless Corporation provides wireless communications services in the western United States. The company offers cellular service marketed under the "Cellular One" name and provides personal communications services marketed under the "VoiceStream" name.

    Internet Trusts

    America Online, Inc. America Online, Inc. provides interactive communications and services through its America Online and CompuServe worldwide Internet online services. The company's Web sites offer such features as a personalized news service, electronic mail via the Web, an online community center, public and private meeting rooms and interactive conversations, and guest interviews.

    Applied Mico Circuits Corporation. Applied Micro Circuits Corporation designs, develops, manufactures, and markets high-performance, high-bandwidth silicon solutions for the world's communications infrastructure. The company provides products for the automated test equipment, high-speed computing, and military markets.

   Ariba, Inc. Ariba, Inc. provides intranet- and Internet-based business-to-business electronic commerce solutions for operating resources. Operating resources include information technology and telecommunications equipment, professional services, facilities and office equipment, and expense items.

   Broadcom Corporation. Broadcom Corporation provides integrated silicon solutions that enable broadband digital data transmission of voice, data, and video content to the home and within the business enterprise. The company designs, develops, and supplies integrated circuits for cable set-top boxes, cable modems, high-speed networking, direct satellite and digital broadcast, and digital subscriber line.

    BroadVision, Inc. BroadVision, Inc. supplies personalized e-business applications. The company's end-to-end solutions enable companies and governments to rapidly deploy and cost effectively operate secure, scalable, intelligent, and flexible e-business applications for e-commerce, financial services, and knowledge management.

   Brocade Communications Systems, Inc. Brcade Communcations Systems, Inc. provides switching solutions for storage area networks (SAN). The company's switching solutions utilize the fiber channel interconnect protocol. Brocade's family of SilkWorm switches enables a company to manage growth of its data storage requirements, improve the data transfer performance, and increase the size of its SAN.

    Check Point Software Technologies, Limited. Check Point Software Technologies, Limited provides Internet security. The company's integrated architecture includes network security, traffic control, and Internet Protocal address management. Check Point Software solutions enable customers to implement centralized policy-based management with enterprise-wide distributed deployment.

   Cisco Systems, Inc. Cisco Systems, Inc. supplies data networking products to the corporate enterprise and public wide area service provider markets. The company offers a variety of products including routers, LAN switches, frame relay/ATM, and remote access concentrators. Cisco's clients include utilities, corporations, universities, governments, and small to medium-size businesses worldwide.

   CMGI, Inc. CMGI, Inc. owns and invests in business-to-business and business-to-consumer Internet companies. The company offers products and services for interactive advertising and marketing, as well as electronic commerce products and services to consumers and businesses. CMGI also provides Internet content and community services, and Internet strategy and services to corporations.

   Conexant Systems, Inc. Conexant Systems, Inc. provides semiconductor products for communications applications. The company develops and manufactures system-level solutions that use mixed-signal processing technology to combine analog and digital functions. Conexant's portfolio of applications include modems, asynchronous transfer mode networking, video, imaging, and digital subscriber line technology.

   Corning, Inc. Corning, Inc. conducts operations in the communications and specialty materials business segments. The company produces optical fiber, cable, and photonic components for the telecommunications industry, as well as produces high-performance displays and components for television and other communications-related industries.

    DoubleClick, Inc. DoubleClick, Inc. provides Internet advertising solutions for marketers and Web publishers. The company centralizes planning, execution, control, tracking, and reporting for online media campaigns. DoubleClick operates offices in the United States and other countries around the world.

    EMC Corporation. EMC Corporation provides enterprise storage systems, software, networks, and services. The company's products store, retrieve, manage, protect, and share information from all major computing environments, including UNIX, Windows NT, and mainframe platforms. EMC operates offices around the world.

    Emulex Corporation. Emulex Corporation designs, develops, and supplies a line of fiber channel host adapters, hubs, application specific integrated circuits (ASICs), and software products. The company's products enhance access to and storage of electronic data and applications. Emulex' products are based on internally-developed ASIC technology and are deployable across a variety of operating systems.

   Exodus Communications, Inc. Exodus Communications, Inc. provides Internet system and network management solutions for enterprises with mission-critical Internet operations. The company manages its operations through Internet data centers located throughout the United States and a server hosting facility in England. Exodus also provides, through a subsidiary, network and system security consulting services.

    FreeMarkets, Inc. FreeMarkets, Inc. creates customized business-to-business online auctions for buyers of industrial parts, raw materials and commodities. The company's Bid-Ware Internet technology helps large industrial buyers obtain lower prices and make better purchasing decisions. In a FreeMarkets online auction, suppliers from around the world can submit bids in a real-time, interactive competition.

    Gemstar International Group, Limited. Gemstar International Group, Limited develops, markets, and licenses proprietary technologies aimed at making technology user-friendly for consumers. The company provides electronic program guide services all through the television electronic remote control. Gemstar's product is built into televisions, VCRs, and TV/VCR combination units, and is licensed to cable and other service providers.

    InfoSpace.com, Inc. InfoSpace.com, Inc. provides private label solutions for content and commerce to web sites and Internet appliances. The company's network of web sites focus on real-world content, such as yellow pages and white pages, maps, classified advertisements, real-time stock quotes, sports, information on local businesses and events, weather forecasts, and horoscopes.

    Inktomi Corporation. Inktomi Corporation develops and markets scalable software applications designed to enhance the performance and intelligence of large-scale networks. The company's systems use parallel-processing technology across clusters of workstations to deliver the speed and performance while utilizing smaller workstations.

    JDS Uniphase Corporation. JDS Uniphase Corporation provides advanced fiberoptic components and modules. The company's products are sold to telecommunications and cable television system providers worldwide. Products include semiconductor lasers, high-speed external modulators, transmitters, amplifiers, couplers, multiplexers, and optical switches. JDS also designs, manufactures, and markets laser subsystems.

   Juniper Networks, Inc. Juniper Networks, Inc. provides Internet infrastructure solutions for Internet service providers and other telecommunications service providers. The company delivers next generation Internet backbone routers that are designed for service provider networks.

    Microsoft Corporation. Microsoft Corporation develops, manufactures, licenses, sells, and supports software products. The company offers operating system software, server application software, business and consumer applications software, software development tools, and Internet and intranet software. Microsoft also develops the MSN network of Internet products and services.

   Network Solutions, Inc. Network Solutions, Inc. provides Internet domain name registration services worldwide. The company acts as the registry and registrar for second level domain names within the .com, .org, .net, and .edu top-level domains. Network Solutions also provides consulting services that focus on network engineering, network and systems security, and network management.

    Nortel Networks Corporation. Nortel Networks Corporation provides telephony, data, wireless, and wireline products and services for the Internet. The company serves carrier, service provider, and enterprise customers on a worldwide basis.

   Phone.com, Inc. Phone.com, Inc. provides software that enables the delivery of Internet-based services to mass-market wireless telephones. The company's software provides access to Internet- and corporate intranet-based services, including news, stocks, weather, e-mail, travel, and sports to wireless subscribers. Subscribers also have access via wireless telephones to intranet-based telephony services.

   PMC-Sierra, Inc. PMC-Sierra, Inc. designs, develops, markets, and supports semiconductor networking solutions. The company's products are used in the high speed transmission and networking systems which are used to restructure the global telecommunications and data communications infrastructure.

    QLogic Corporation. QLogic Corporation designs and supplies semiconductor and board-level input/output and enclosure management products. The company's products provide interface connections between computer systems and their attached data storage peripherals, such as hard disk drives, tape drives, and subsystems. QLogic also provides enclosure management products that monitor and communicate information.

   QUALCOMM, Inc. QUALCOMM, Inc. develops and delivers digital wireless communications products and services based on the company's CDMA digital technology. The company's business areas include integrated CDMA chipsets and systems software, technology licensing, Eudora email software for Windows and Macintosh platforms, and satellite based systems including Omnitracs and Globalstar systems.

    RealNetworks, Inc. RealNetworks, Inc. develops and markets software products and services. The company's software and services enable the creation and real-time delivery and playback of audio, video, text, animation, and other media content over the Internet and intranets on both a live and on-demand basis. Products and services include RealSystem G2, Real Broadcast Network, and RealJukebox.

   Redback Networks, Inc. Redback Networks, Inc. provides advanced networking solutions. The company's solutions enable carriers, cable multiple system operators, and service providers to rapidly deploy high-speed broadband access to the Internet and corporate networks. Redback's subscriber management system connects and manages subscribers using digital subscriber line, cable, and wireless technologies.

    Scient Corporation. Scient Corporation provides professional services called eBusiness systems innovation. eBusinesses are businesses that combine the reach of the Internet with both emerging and existing technologies. The company provides integrated eBusiness strategy and technology implementation services to clients who are creating eBusinesses or are expanding their existing businesses.

    SDL, Inc. SDL, Inc. designs, manufactures, and markets semiconductor lasers, fiber optic related products, and optoelectronic systems. The company's products are used in the telecommunications, cable television, dense wavelength division multiplexing, and satellite communications markets.

   Sun Microsystems, Inc. Sun Microsystems, Inc. provides products, services, and support solutions for building and maintaining network computing environments. The company sells scalable computer systems, high-speed microprocessors, and a complete line of high-performance software for operating network computing equipment and storage products. Sun also provides support, education, and professional services.

   Sycamore Networks, Inc. Sycamore Networks, Inc. develops and markets software-based optical networking products. The company's customers include local exchange carriers, incumbent local exchange carriers, long distance carriers, Internet service providers, cable operators, international telephone companies, and wholesale carriers.

   VeriSign, Inc. VeriSign, Inc. provides Internet-based trust services needed by websites, enterprises, and individuals to conduct secure electronic commerce and communications over the Internet, intranets, and extranets. The company markets its services worldwide through the Internet, direct sales, telesales, value-added resellers, systems integrators, and affiliates.

   VERITAS Software Corporation. VERITAS Software Corporation designs, develops, and markets enterprise storage management and high availability products that manage both on-line and off-line data for business-critical computing systems. The company's products are marketed to original equipment manufacturers and end-user customers through resellers, value added resellers, hardware distributors, and systems integrators.

    Viant Corporation. Viant Corporation designs and develops Internet strategy solutions, electronic commerce solutions, business partner solutions, and internal information solutions.

    Vignette Corporation. Vignette Corporation provides Internet relationship management software products and services. The company's solutions enable mid- to large-sized enterprises to develop and manage online customer relationships for the purpose of increasing their web-based revenues and market share. Vignette licenses its StoryServer software platform to clients worldwide in a variety of industries.

    Vitesse Semiconductor Corporation. Vitesse Semiconductor Corporation designs, develops, manufactures, and markets digital high-bandwidth communications and automatic test equipment (ATE) integrated circuits.
The company's products address the needs of telecommunications, data communications, and ATE equipment manufacturers who demand a combination of high-speed, high-complexity, and low-power dissipation.

   Yahoo!, Inc. Yahoo!, Inc., a global Internet media company, offers an online guide to Web navigation, aggregated information content, communication services, and commerce. The company's site includes a hierarchical, subject-based directory of Web sites, which enables users to locate and access desired information and services through hypertext links included in the directory.

    Morgan Stanley High-Technology 35 IndexSM Trusts

   Amazon.com, Inc. Amazon.com, Inc., an online retailer, sells books, music, videotapes, audio tapes, and other products. The company offers a catalog of approximately three million titles, search and browse features, e-mail services, personalized shopping services, Web-based credit card payment, and direct shipping to customers.

    America Online, Inc. America Online, Inc. provides interactive communications and services through its America Online and CompuServe worldwide Internet online services. The company's Web sites offer such features as a personalized news service, electronic mail via the Web, an online community center, public and private meeting rooms and interactive conversations, and guest interviews.

   Applied Materials, Inc. Applied Materials, Inc. develops, manufactures, markets, and services semiconductor wafer fabrication equipment and related spare parts for the worldwide semiconductor industry. The company's customers include semiconductor wafer manufacturers and semiconductor integrated circuit manufacturers.

   Automatic Data Processing, Inc. Automatic Data Processing, Inc. provides computerized transaction processing, data communications, software, and information services. The company also provides payroll services and human resource information systems, as well as offers securities transaction processing and investor communications services.

   Broadcom Corporation. Broadcom Corporation provides integrated silicon solutions that enable broadband digital data transmission of voice, data, and video content to the home and within the business enterprise. The company designs, develops, and supplies integrated circuits for cable set-top boxes, cable modems, high-speed networking, direct satellite and digital broadcast, and digital subscriber line.

   Cisco Systems, Inc. Cisco Systems, Inc. supplies data networking products to the corporate enterprise and public wide area service provider markets. The company offers a variety of products including routers, LAN switches, frame relay/ATM, and remote access concentrators. Cisco's clients include utilities, corporations, universities, governments, and small to medium-size businesses worldwide.

    3Com Corporation. 3Com Corporation provides broad-based networking systems and services that connect people and organizations to information across both local area networks and wide area networks, including the Internet. The company's products include switches, hubs, remote access systems, routers, network management software, network interface cards, modems, and handheld computers.

   Compaq Computer Corporation. Compaq Computer Corporation, an information technology company, develops and markets hardware, software, solutions, and services. The company's products and solutions include enterprise computing solutions, fault-tolerant business-critical solutions, networking and communication products, commercial desktop and portable products, and consumer personal computers.

   Computer Associates International, Inc. Computer Associates International, Inc. designs, develops, markets, licenses, and supports standardized computer software products. The company's products are used with a variety of desktop, midrange, and mainframe computers. Computer Associates offers various enterprise systems management, information management, and business applications solutions to a variety of organizations.

    Dell Computer Corporation. Dell Computer Corporation designs, develops, manufactures, markets, services, and supports a variety of computer systems. Computer systems include desktop computer systems, notebook computers, workstations, and network server and storage products. The company sells its products and services to corporate, government, medical, and education customers, as well as individuals.

   Electronic Arts, Inc. Electronic Arts, Inc. creates, markets, and distributes interactive entertainment software for a variety of hardware platforms. The company markets its products under the Electronic Arts, EA SPORTS, Maxis, ORIGIN, Bullfrog Productions, Westwood Studios, and Jane's Combat Simulations brand names.

   Electronic Data Systems Corporation. Electronic Data Systems Corporation offers systems and technology services, business process management, management consulting, and electronic business. The company's services include the management of computers, networks, information systems, information processing facilities, business operations, and related personnel.

    EMC Corporation. EMC Corporation provides enterprise storage systems, software, networks, and services. The company's products store, retrieve, manage, protect, and share information from all major computing environments, including UNIX, Windows NT, and mainframe platforms. EMC operates offices around the world.

   First Data Corporation. First Data Corporation provides electronic commerce solutions. The company offers a variety of processing solutions, including credit, debit, check, and pre-paid payments, along with value-added information and Internet based services.

   Hewlett-Packard Company. Hewlett-Packard Company provides imaging and printing systems, computing systems, and information technology services for business and home. The company's products include laser and inkjet printers, scanners, copiers and faxes, personal computers, workstations, storage solutions, and other computing and printing systems. Hewlett-Packard sells its products worldwide.

    Intel Corporation. Intel Corporation designs, manufactures, and sells computer components and related products. The company's major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, graphics products, network and communications products, systems management software, conferencing products, and digital imaging products.

    International Business Machines Corporation (IBM). International Business Machines Corporation (IBM) provides customer solutions through the use of advanced information technology. The company's solutions include technologies, systems, products, services, software, and financing. IBM offers its products through its global sales and distribution organization, as well as through a variety of third party distributors and resellers.

   Intuit, Inc. Intuit, Inc. develops and markets software products and related services. The company provides software units that allow households and small businesses to automate financial tasks, including accounting and personal finances. Intuit also offers supplies, checks and invoices, and financial services. The company sells its products worldwide.

    JDS Uniphase Corporation. JDS Uniphase Corporation provides advanced fiberoptic components and modules. The company's products are sold to telecommunications and cable television system providers worldwide. Products include semiconductor lasers, high-speed external modulators, transmitters, amplifiers, couplers, multiplexers, and optical switches. JDS also designs, manufactures, and markets laser subsystems.

   Lucent Technologies, Inc. Lucent Technologies, Inc. designs, builds, and delivers a wide range of public and private networks, communications systems and software, and data networking systems. The company also designs, builds, and delivers business telephone systems and microelectronic components. Lucent conducts its research and development activities through Bell Laboratories.

   Micron Technology, Inc. Micron Technology, Inc., through its subsidiaries, manufactures and markets semiconductor memory and enhancement products for workstations and personal computers. The company's products include dynamic random access memory chips (DRAMs), static random access memory chips (SRAMs), memory modules, graphics accelerators, and radio frequency identification products.

    Microsoft Corporation. Microsoft Corporation develops, manufactures, licenses, sells, and supports software products. The company offers operating system software, server application software, business and consumer applications software, software development tools, and Internet and intranet software. Microsoft also develops the MSN network of Internet products and services.

   Motorola, Inc. Motorola, Inc. provides integrated communications solutions and embedded electronic solutions. The company offers software-enhanced wireless telephones, two-way radios, messaging and satellite communications products and systems, as well as networking and Internet-access products. Customers include consumers, network operators, and commercial, government, and industrial customers.

    Nortel Networks Corporation. Nortel Networks Corporation provides telephony, data, wireless, and wireline products and services for the Internet. The company serves carrier, service provider, and enterprise customers on a worldwide basis.

    Oracle Corporation. Oracle Corporation supplies software for enterprise information management. The company offers databases and relational servers, application development and decision support tools, and enterprise business applications. Oracle's software runs on network computers, personal digital assistants, set-top devices, workstations, PCs, minicomputers, mainframes, and massively parallel computers.

   Parametric Technology Coporation. Parametric Technology Corporation develops, markets, and supports integrated product development and process lifecycle management solutions. The company's software solutions are used worldwide.

    PeopleSoft, Inc. PeopleSoft, Inc. designs, develops, markets, and supports client/server application software products. The company's products are used throughout large and medium sized organizations and higher education institutions, as well as government agencies.

   Seagate Technology, Inc. Seagate Technology, Inc. designs, manufactures, and markets products for storage, retrieval, and management of data on computer and data communications systems. Products include disc drives and disc drive components, tape drives, and software. The company sells its products to original equipment manufacturers, distributors, resellers, dealers, system integrators, and retailers.

    Solectron Corporation. Solectron Corporation provides integrated solutions that span the entire product life cycle. The company provides pre-production planning and design, manufacturing, distribution, and end-of-life product service and support to electronics original equipment manufacturers around the world.

    STMicroelectronics N.V. STMicroelectronics N.V. designs, develops, manufactures, and markets semiconductor integrated circuits and discrete devices. The company's products are used in the telecommunications, consumer, automotive, computer, and industrial sectors. Customers are located in North America, Europe, Asia/Pacific, and Japan.

   Sun Microsystems, Inc. Sun Microsystems, Inc. provides products, services, and support solutions for building and maintaining network computing environments. The company sells scalable computer systems, high-speed microprocessors, and a complete line of high-performance software for operating network computing equipment and storage products. Sun also provides support, education, and professional services.

   Tellabs, Inc. Tellabs, Inc. designs, manufactures, markets, and services voice, data, and video transport and network access systems. The company's products are used worldwide by public telephone companies, long-distance carriers, alternate service providers, cellular service providers, cable operators, government agencies, utilities, and business end-users.

   Texas Instruments, Inc. Texas Instruments, Inc. provides semiconductor products, as well as designs and supplies digital signal processing and analog technologies. The company also conducts businesses in materials and controls, educational and productivity solutions, and digital imaging. Texas Instruments has manufacturing or sales operations in countries around the world.

   Xilinx, Inc. Xilinx, Inc. designs, develops, and markets complete programmable logic solutions. The company's solutions include advanced integrated circuits, software design tools, predefined system functions delivered as cores of logic, and field engineering support. Xilinx sells its products through several channels of distribution to customers in the United States and overseas.

   Yahoo!, Inc. Yahoo!, Inc., a global Internet media company, offers an online guide to Web navigation, aggregated information content, communication services, and commerce. The company's site includes a hierarchical, subject-based directory of Web sites, which enables users to locate and access desired information and services through hypertext links included in the directory.

    Semiconductor Trusts

   Alpha Industries, Inc. Alpha Industries, Inc. designs, develops, manufactures, and markets proprietary radio, microwave, and millimeter wave frequency integrated circuits, as well as discrete semiconductors for wireless voice and data communications. The company also produces integrated circuits, discrete components, and ceramic resonators and ferrites.

    ANADIGICS, Inc. ANADIGICS, Inc. designs and manufactures radio frequency integrated circuit solutions for the broadband and wireless communications markets. The company's products enable manufacturers of communications equipment to enhance overall system performance, manufacturing costs, and time to market.

   Analog Devices, Inc. Analog Devices, Inc. designs, manufactures, and markets integrated circuits used in analog and digital signal processing. The company's products are used in communications, computer, industrial, instrumentation, military/aerospace, automotive, and high-performance consumer electronics applications. Analog Devices sells its products worldwide.

   Applied Materials, Inc. Applied Materials, Inc. develops, manufactures, markets, and services semiconductor wafer fabrication equipment and related spare parts for the worldwide semiconductor industry. The company's customers include semiconductor wafer manufacturers and semiconductor integrated circuit manufacturers.

    Applied Micro Circuits Corporation. Applied Micro Circuits Corporation designs, develops, manufactures, and markets high-performance, high-bandwidth silicon solutions for the world's communications infrastructure. The company provides products for the automated test equipment, high-speed computing, and military markets.

    ARM Holdings Plc. ARM Holdings Plc designs RISC microprocessors and related technology and software, and sells development systems to enhance embedded applications. The company licenses and sells its technology and products to international electronics companies, which in turn manufacture, market, and sell microprocessors and application specific integrated circuits and related products.

    ASM Lithography Holding N.V. ASM Lithography Holding N.V. develops, manufactures, markets and services photolithography projection systems, known as wafer steppers and step and scan. The company supplies its products to integrated circuit manufacturers that use them to produce semiconductors. ASM's customers are located in the United States, Asia and Western Europe.

   Broadcom Corporation. Broadcom Corporation provides integrated silicon solutions that enable broadband digital data transmission of voice, data, and video content to the home and within the business enterprise. The company designs, develops, and supplies integrated circuits for cable set-top boxes, cable modems, high-speed networking, direct satellite and digital broadcast, and digital subscriber line.

   Conexant Systems, Inc. Conexant Systems, Inc. provides semiconductor products for communications applications. The company develops and manufactures system-level solutions that use mixed-signal processing technology to combine analog and digital functions. Conexant's portfolio of applications include modems, asynchronous transfer mode networking, video, imaging, and digital subscriber line technology.

   Cree, Inc. Cree, Inc. develops and manufactures semiconductor materials and electronic devices made from silicon carbide (SiC). The company uses proprietary technology to make enabling compound semiconductors such as blue and green light emitting diodes, SiC crystals used in the production of unique gemstones, and SiC wafers that are sold for device production and research.

    Emulex Corporation. Emulex Corporation designs, develops, and supplies a line of fiber channel host adapters, hubs, application specific integrated circuits (ASICs), and software products. The company's products enhance access to and storage of electronic data and applications. Emulex' products are based on internally-developed ASIC technology and are deployable across a variety of operating systems.

    GlobeSpan, Inc. GlobeSpan, Inc. develops advanced digital subscriber line
(DSL) integrated circuits. The company's circuits enable high-speed data transmission over the existing network of copper telephone wires known as the local loop. GlobeSpan sells its circuits as chip sets to manufacturers of DSL equipment for incorporation into products that are sold to telecommunications service providers.

   Intel Corporation. Intel Corporation designs, manufactures, and sells computer components and related products. The company's major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, graphics products, network and communications products, systems management software, conferencing products, and digital imaging products.

    KLA-Tencor Corporation. KLA-Tencor Corporation manufactures yield management and process monitoring systems for the semiconductor industry. The company's systems are used to analyze product and process quality at critical steps in the manufacture of circuits. The systems also provide feedback so that fabrication problems can be identified. KLA-Tencor operates sales, service, and application centers worldwide.

   Kopin Corporation. Kopin Corporation develops and manufactures semiconductor materials and small form factor displays. The company uses its proprietary technology to design, manufacture, and market products used in commercial wireless communications and high resolution portable applications. Kopin's principal semiconductor wafer product is a heterojunction bipolar transistor device wafer.

    LSI Logic Corporation. LSI Logic Corporation designs, develops, manufactures, and markets integrated circuits and storage systems. The company offers products and services for a variety of electronic systems applications and are marketed to original equipment manufacturers in the networking, telecommunications and wireless, computers, consumer products, and storage industries.

   PMC-Sierra, Inc. PMC-Sierra, Inc. designs, develops, markets, and supports semiconductor networking solutions. The company's products are used in the high speed transmission and networking systems which are used to restructure the global telecommunications and data communications infrastructure.

   PRI Automation, Inc. PRI Automation, Inc. supplies factory automation systems for semiconductor manufacturers and original equipment suppliers. The company offers integrated solutions consisting of factory automation hardware and software that help optimize the flow of materials and data throughout the semiconductor fabrication facility.

    QLogic Corporation. QLogic Corporation designs and supplies semiconductor and board-level input/output and enclosure management products. The company's products provide interface connections between computer systems and their attached data storage peripherals, such as hard disk drives, tape drives, and subsystems. QLogic also provides enclosure management products that monitor and communicate information.

   QUALCOMM, Inc. QUALCOMM, Inc develops and delivers digital wireless communications products and services based on the Company's CDMA digital technology. The company's business areas include integrated CDMA chipsets and systems software, technology licensing, Eudora email software for Windows and Macintosh platforms, and satellite based systems including Omnitracs and Globalstar systems.

    RF Micro Devices, Inc. RF Micro Devices, Inc. designs, develops, and markets proprietary radio frequency integrated circuits. The company's products are used for wireless communications applications such as cellular and PCS, cordless telephony, wireless LANs, wireless local loop, industrial radios, wireless security and remote meter reading.

    SanDisk Corporation. SanDisk Corporation supplies flash data storage products. The company designs, manufactures, and markets industry-standard, solid-state data, digital imaging, and audio storage products using its patented, high-density flash memory and controller technology.

    STMicroelectronics N.V. STMicroelectronics N.V. designs, develops, manufactures, and markets semiconductor integrated circuits and discrete devices. The company's products are used in the telecommunications, consumer, automotive, computer, and industrial sectors. Customers are located in North America, Europe, Asia/Pacific, and Japan.

    Taiwan Semiconductor Manufacturing Company, Limited. Taiwan Semiconductor Manufacturing Company, Limited manufactures integrated circuits based on its proprietary designs. The company offers a comprehensive set of integrated circuit fabrication processes to manufacture CMOS logic, mixed-mode, volatile and non-volatile memory and BiCMOS chips. Taiwan Semiconductor is an affiliate of Philips Electronics N.V.

   Teradyne, Inc. Teradyne, Inc. manufactures automatic test systems and related software for the electronics and communications industries. The company's products include systems to test semiconductors, circuit boards, telephone lines and networks, and software. Teradyne also manufactures backplanes and associated connectors used in electronic systems.

   Texas Instruments, Inc. Texas Instruments, Inc. provides semiconductor products, as well as designs and supplies digital signal processing and analog technologies. The company also conducts businesses in materials and controls, educational and productivity solutions, and digital imaging. Texas Instruments has manufacturing or sales operations in countries around the world.

   TranSwitch Corporation. TranSwitch Corporation designs, develops, markets, and supports integrated digital and mixed-signal semiconductor solutions for the telecommunications and data communications markets. The company's customers primarily include original equipment manufacturers who incorporate its products into networking equipment. TranSwitch sells its products worldwide.

    TriQuint Semiconductor, Inc. TriQuint Semiconductor, Inc. designs, develops, manufactures, and markets a variety of high performance analog and mixed signal integrated circuits for the communications markets. The company utilizes its proprietary gallium arsenide technology to enable its products to overcome the performance barriers of silicon devices in various applications. TriQuint's products are sold worldwide.

    Vitesse Semiconductor Corporation. Vitesse Semiconductor Corporation designs, develops, manufactures, and markets digital high-bandwidth communications and automatic test equipment (ATE) integrated circuits.
The company's products address the needs of telecommunications, data communications, and ATE equipment manufacturers who demand a combination of high-speed, high-complexity, and low-power dissipation.

   Xilinx, Inc. Xilinx, Inc. designs, develops, and markets complete programmable logic solutions. The company's solutions include advanced integrated circuits, software design tools, predefined system functions delivered as cores of logic, and field engineering support. Xilinx sells its products through several channels of distribution to customers in the United States and overseas.


               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors of Van Kampen Funds Inc. and the Unitholders of Van Kampen Focus Portfolios, Series 209:

   We have audited the accompanying statements of condition and the related portfolios of Van Kampen Focus Portfolios, Series 209 as of February 15, 2000. The statements of condition and portfolios are the responsibility of the Sponsor. Our responsibility is to express an opinion on such financial statements based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of an irrevocable letter of credit deposited to purchase securities by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation.

   We believe our audit provides a reasonable basis for our opinion. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Van Kampen Focus Portfolios, Series 209 as of February 15, 2000, in conformity with generally accepted accounting principles.

                                                              GRANT THORNTON LLP
Chicago, Illinois
February 15, 2000


                             STATEMENTS OF CONDITION
                             As of February 15, 2000

                                                    Bandwidth         Bandwidth        Biotechnology     Biotechnology
                                                   & Telecom-        & Telecom-               &                 &
                                                   munications       munications       Pharmaceutical    Pharmaceutical
                                                    Series A          Series B            Series A          Series B
                                                 ---------------   ---------------     ---------------   --------------
 INVESTMENT IN SECURITIES
Contracts to purchase Securities (1)           $        149,314   $        149,314   $         151,024  $        151,024
                                                 ---------------   ---------------     ---------------   --------------
  Total                                        $        149,314   $        149,314   $         151,024  $        151,024
                                                 ===============   ===============     ===============   ==============

LIABILITIES AND INTEREST OF UNITHOLDERS
Liabilities--
  Organizational costs (2)                     $            138   $            236   $             239  $            361
  Deferred sales charge liability (3)                     2,941              5,279               2,975             5,339
Interest of Unitholders--
  Cost to investors (4)                                 150,820            150,820             152,550           152,550
  Less: Gross underwriting commission and
   organizational costs (2)(4)(5)                         4,585              7,021               4,740             7,226
                                                 ---------------   ---------------     ---------------   --------------
  Net interest to Unitholders (4)                       146,235            143,799             147,810           145,324
                                                 ---------------   ---------------     ---------------   --------------
Total                                          $        149,314   $        149,314   $         151,024  $        151,024
                                                 ===============   ===============     ===============   ==============

(1) The value of the Securities is determined by Interactive Data Corporation on the bases set forth under "Public Offering--Offering Price". The contracts to purchase Securities are collateralized by separate irrevocable letters of credit which have been deposited with the Trustee.

(2) A portion of the Public Offering Price represents an amount sufficient to pay for all or a portion of the costs incurred in establishing a Trust. The amount of these costs are set forth in the "Fee Table." A distribution will be made as of the close of the initial offering period to an account maintained by the Trustee from which this obligation of the investors will be satisfied.

(3) Represents the amount of mandatory distributions from a Trust on the bases set forth under "Public Offering".

(4) The aggregate public offering price and the aggregate sales charge are computed on the bases set forth under "Public Offering-- Offering Price".

(5)  Assumes the maximum sales charge.


                             STATEMENTS OF CONDITION
                             As of February 15, 2000

                                  Global Global
                                                         Wireless          Wireless          Internet        Internet
                                                         Series A          Series B          Series A        Series B
                                                      ---------------   ---------------   --------------- --------------
 INVESTMENT IN SECURITIES
Contracts to purchase Securities (1)                 $       138,472   $      138,472   $       149,408   $      149,408
                                                      ---------------   ---------------   --------------- --------------
  Total                                              $       138,472   $      138,472   $       149,408   $      149,408
                                                      ===============   ===============   =============== ==============


LIABILITIES AND INTEREST OF UNITHOLDERS
Liabilities--
  Organizational costs (2)                           $           220   $          430   $            75   $          104
  Deferred sales charge liability (3)                          2,728            4,896             2,943            5,282
Interest of Unitholders--
  Cost to investors (4)                                      139,880          139,880           150,920          150,920
  Less: Gross underwriting commission and
   organizational costs (2)(4)(5)                              4,356            6,734             4,530            6,898
                                                      ---------------   ---------------   --------------- --------------
  Net interest to Unitholders (4)                            135,524          133,146           146,390          144,022
                                                      ---------------   ---------------   --------------- --------------
Total                                                $       138,472   $      138,472   $       149,408   $      149,408
                                                      ===============   ===============   =============== ==============

(1) The value of the Securities is determined by Interactive Data Corporation on the bases set forth under "Public Offering--Offering Price". The contracts to purchase Securities are collateralized by separate irrevocable letters of credit which have been deposited with the Trustee.

(2) A portion of the Public Offering Price represents an amount sufficient to pay for all or a portion of the costs incurred in establishing a Trust. The amount of these costs are set forth in the "Fee Table." A distribution will be made as of the close of the initial offering period to an account maintained by the Trustee from which this obligation of the investors will be satisfied.

(3) Represents the amount of mandatory distributions from a Trust on the bases set forth under "Public Offering".

(4) The aggregate public offering price and the aggregate sales charge are computed on the bases set forth under "Public Offering-- Offering Price".

(5)  Assumes the maximum sales charge.


                             STATEMENTS OF CONDITION
                             As of February 15, 2000

                                                         High-Tech        High-Tech            Semi-           Semi-
                                                           Index            Index            conductor       conductor
                                                         Series A         Series B           Series A        Series B
                                                      ---------------   ---------------   --------------- --------------
 INVESTMENT IN SECURITIES
Contracts to purchase Securities (1)                 $       148,168   $      148,168   $       150,306   $      150,306
                                                      ---------------   ---------------   --------------- --------------
  Total                                              $       148,168   $      148,168   $       150,306   $      150,306
                                                      ===============   ===============   =============== ==============


LIABILITIES AND INTEREST OF UNITHOLDERS
Liabilities--
  Organizational costs (2)                           $            83   $          122   $           230   $          466
  Deferred sales charge liability (3)                          2,918            5,238             2,961            5,314
Interest of Unitholders--
  Cost to investors (4)                                      149,660          149,660           151,830          151,830
  Less: Gross underwriting commission and
   organizational costs (2)(4)(5)                              4,493            6,852             4,715            7,304
                                                      ---------------   ---------------   --------------- --------------
  Net interest to Unitholders (4)                            145,167          142,808           147,115          144,526
                                                      ---------------   ---------------   --------------- --------------
Total                                                $       148,168   $      148,168   $       150,306   $      150,306
                                                      ===============   ===============   =============== ==============

(1) The value of the Securities is determined by Interactive Data Corporation on the bases set forth under "Public Offering--Offering Price". The contracts to purchase Securities are collateralized by separate irrevocable letters of credit which have been deposited with the Trustee.

(2) A portion of the Public Offering Price represents an amount sufficient to pay for all or a portion of the costs incurred in establishing a Trust. The amount of these costs are set forth in the "Fee Table." A distribution will be made as of the close of the initial offering period to an account maintained by the Trustee from which this obligation of the investors will be satisfied.

(3) Represents the amount of mandatory distributions from a Trust on the bases set forth under "Public Offering".

(4) The aggregate public offering price and the aggregate sales charge are computed on the bases set forth under "Public Offering-- Offering Price".

(5)  Assumes the maximum sales charge.





THE TRUSTS
--------------------------------------------------------------------------------

   The Trusts were created under the laws of the State of New York pursuant to a Trust Indenture and Trust Agreement (the "Trust Agreement"), dated the date of this Prospectus (the "Initial Date of Deposit"), among Van Kampen Funds Inc., as Sponsor, Van Kampen Investment Advisory Corp., as Supervisor, The Bank of New York, as Trustee, and American Portfolio Evaluation Services, a division of Van Kampen Investment Advisory Corp., as Evaluator.
   The Trusts offer investors the opportunity to purchase Units representing proportionate interests in portfolios of actively traded equity securities. A Trust may be an appropriate medium for investors who desire to participate in a portfolio of common stocks with greater diversification than they might be able to acquire individually.
   On the Initial Date of Deposit, the Sponsor deposited delivery statements relating to contracts for the purchase of the Securities and an irrevocable letter of credit in the amount required for these purchases with the Trustee. In exchange for these contracts the Trustee delivered to the Sponsor documentation evidencing the ownership of Units of the Trusts. Unless otherwise terminated as provided in the Trust Agreement, the Trusts will terminate on the Mandatory Termination Date and any remaining Securities will be liquidated or distributed by the Trustee within a reasonable time. As used in this Prospectus the term "Securities" means the securities (including contracts to purchase these securities) listed in "Portfolio" for each Trust and any additional securities deposited into each Trust.
   Additional Units of a Trust may be issued at any time by depositing in the Trust (i) additional Securities, (ii) contracts to purchase Securities together with cash or irrevocable letters of credit or (iii) cash (or a letter of credit) with instructions to purchase additional Securities. As additional Units are issued by a Trust, the aggregate value of the Securities will be increased and the fractional undivided interest represented by each Unit will be decreased. The Sponsor may continue to make additional deposits into a Trust following the Initial Date of Deposit provided that the additional deposits will be in amounts which will maintain, as nearly as practicable, the same percentage relationship among the number of shares of each Security in the Trustportfolio that existed immediately prior to the subsequent deposit. Investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the Securities between the time of the deposit and the purchase of the Securities and because the Trusts will pay the associated brokerage or acquisition fees.
   Each Unit of a Trust initially offered represents an undivided interest in that Trust. To the extent that any Units are redeemed by the Trustee or additional Units are issued as a result of additional Securities being deposited by the Sponsor, the fractional undivided interest in that Trust represented by each unredeemed Unit will increase or decrease accordingly, although the actual interest in the Trust will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor, or until the termination of the Trust Agreement.
   Each Trust consists of (a) the Securities (including contracts for the purchase thereof) listed under the applicable "Portfolio" as may continue to be held from time to time in the Trust, (b) any additional Securities acquired and held by the Trust pursuant to the provisions of the Trust Agreement and (c) any cash held in the related Income and Capital Accounts. Neither the Sponsor nor the Trustee shall be liable in any way for any failure in any of the Securities.

OBJECTIVES AND SECURITIES SELECTION
--------------------------------------------------------------------------------

   Each Trust seeks to increase the value of your investment by investing in a portfolio of common stocks of companies diversified within a particular industry. We cannot guarantee that a Trust will achieve its objective.
   You should note that we applied the selection criteria to the Securities for inclusion in the Trusts as of the Initial Date of Deposit. After this date, the Securities may no longer meet the selection criteria. Should a Security no longer meet the selection criteria, we will generally not remove the Security from its Trust portfolio.
   A balanced investment portfolio incorporates various style and capitalization characteristics. We offer unit trusts with a variety of styles and capitalizations to meet your needs. We determine style characteristics (growth or value) based on the criteria used in selecting the Trust portfolio. Generally, a growth portfolio includes companies in a growth phase of their business with increasing earnings. A value portfolio generally includes companies with low relative price-earnings ratios that we believe are undervalued. We determine market capitalizations as follows based on the weighted median market capitalization of a portfolio: Small-Cap -- less than $1.6 billion; Mid-Cap -- $1.6 billion to $9.5 billion; and Large-Cap -- over $9.5 billion. We determine all style and capitalization characteristics as of the Initial Date of Deposit and the characteristics may vary thereafter. We will not remove a Security from a Trust as a result of any change in characteristics.

RISK FACTORS
--------------------------------------------------------------------------------

   Price Volatility. The Trusts invest in common stocks of U.S. and foreign companies. The value of Units will fluctuate with the value of these stocks and may be more or less than the price you originally paid for your Units. The market value of common stocks sometimes moves up or down rapidly and unpredictably. Because the Trusts are unmanaged, the Trustee will not sell stocks in response to market fluctuations as is common in managed investments. In addition, because some Trusts hold a relatively small number of stocks, you may encounter greater market risk than in a more diversified investment. As with any investment, we cannot guarantee that the performance of a Trust will be positive over any period of time.
   Dividends. Common stocks represent ownership interests in the issuers and are not obligations of the issuers. Accordingly, common stockholders have a right to receive dividends only after the company has provided for payment of its creditors, bondholders and preferred stockholders. Common stocks do not assure dividend payments. Dividends are paid only when declared by an issuer's board of directors and the amount of any dividend may vary over time.
   Single Industry. Each Trust invests in a single industry. Any negative impact on the related industry will have a greater impact on the value of Units than on a portfolio diversified over several industries. You should understand the risks of these industries before you invest.
   Telecommunications Issuers. The Morgan Stanley High-Technology 35 Index, Bandwidth & Telecommunications and Global Wireless Trusts invest significantly in telecommunications companies. These companies are subject to substantial governmental regulation. For example, the United States government and state governments regulate permitted rates of return and the kinds of services that a company may offer. This industry has experienced substantial deregulation in recent years. Deregulation may lead to fierce competition for market share and can have a negative impact on certain companies. Competitive pressures are intense and telecommunications stocks can experience rapid volatility. Certain telecommunications products may become outdated very rapidly. A company's performance can be hurt if the company fails to keep pace with technological advances. Certain smaller companies in the portfolio may involve greater risk than larger, established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade in lower volumes than larger companies. As a result, the prices of these securities may fluctuate more than the prices of other issuers. You should also review the following section discussing technology companies because these companies may involve similar risks.
   Technology Issuers. The Internet, Morgan Stanley High-Technology 35 Index and Semiconductor Trusts invest significantly in technology companies. These companies face risks related to rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. An unexpected change in technology can have a significant negative impact on a company. The failure of a company to introduce new products or technologies or keep pace with rapidly changing technology, can have a negative impact on the company's results. Technology stocks tend to experience substantial price volatility and speculative trading. Announcements about new products, technologies, operating results or marketing alliances can cause stock prices to fluctuate dramatically. At times, however, extreme price and volume fluctuations are unrelated to the operating performance of a company. This can impact your ability to redeem your Units at a price equal to or greater than what you paid.
   The market for certain products may have only recently begun to develop, is rapidly evolving or is characterized by increasing suppliers. Key components of some technology products are available only from limited sources. This can impact the cost of and ability to acquire these components. Some technology companies serve highly concentrated customer bases with a limited number of large customers. Any failure to meet the standard of these customers can result in a significant loss or reduction in sales. Many products and technologies are incorporated into other products. As a result, some companies are highly dependent on the performance of other technology companies. We cannot guarantee that these customers will continue to place additional orders or will place orders in similar quantities as in the past.
   Biotechnology & Pharmaceutical Issuers. The Biotechnology & Pharmaceutical Trusts invest in health care companies. These issuers include companies involved in advanced medical devices and instruments, drugs and biotechnology, managed care, hospital management/health services and medical supplies. These companies face substantial government regulation and approval procedures. Congress and the president have proposed a variety of legislative changes concerning health care issuers from time to time. Government regulation, and any change in regulation, can have a significantly unfavorable effect on the price and availability of products and services.
   Drug and medical products companies also face the risk of increasing competition from new products or services, generic drug sales, termination of patent protection for drug or medical supply products and the risk that a product will never come to market. The research and development costs of bringing a new drug or medical product to market are substantial. This process involves lengthy government review with no guarantee of approval. These companies may have losses and may not offer proposed products for several years, if at all. The failure to gain approval for a new drug or product can have a substantial negative impact on a company and its stock.
   Health care facility operators face risks related to demand for services, the ability of the facility to provide required services, confidence in the facility, management capabilities, competition, efforts by insurers and government agencies to limit rates, expenses, the cost and possible unavailability of malpractice insurance, and termination or restriction of government financial assistance (such as Medicare, Medicaid or similar programs).
   Foreign Stocks. Because the Global Wireless Trust invests in stocks of foreign companies, it involves additional risks that differ from an investment in domestic stocks. Other Trusts may also invest in foreign companies that involve the same risks. These risks include the risk of losses due to future political and economic developments, international trade conditions, foreign withholding taxes and restrictions on foreign investments and exchange of securities. The Trust also involves the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the stocks. The Trust involves the risk that information about the stocks is not publicly available or is inaccurate due to the absence of uniform accounting and financial reporting standards. In addition, some foreign securities markets are less liquid than U.S. markets. This could cause the Trust to buy stocks at a higher price or sell stocks at a lower price than would be the case in a highly liquid market. Foreign securities markets are often more volatile and involve higher trading costs than U.S. markets, and foreign companies, securities markets and brokers are also generally not subject to the same level of supervision and regulation as in the U.S. Certain stocks may be held in the form of American Depositary Receipts or other similar receipts ("ADRs"). ADRs represent receipts for foreign common stock deposited with a custodian (which may include the Trustee). The ADRs in the Trust, if any, trade in the U.S. in U.S. dollars and are registered with the Securities and Exchange Commission. ADRs generally involve the same types of risks as foreign common stock held directly. Some ADRs may experience less liquidity than the underlying common stocks traded in their home market.
   No FDIC Guarantee. An investment in your Trust is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
   Year 2000 Readiness Disclosure. These two paragraphs constitute "Year 2000 Readiness Disclosure" within the meaning of the Year 2000 Information and Readiness Disclosure Act of 1998. If computer systems used by the Sponsor, Evaluator, Supervisor, Trustee or other service providers to the Trusts do not properly process date-related information after December 31, 1999, the resulting difficulties could adversely impact the Trusts. This is commonly known as the "Year 2000 Problem." The Sponsor, Evaluator, Supervisor and Trustee are taking steps to address this problem and to obtain reasonable assurances that other service providers to the Trusts are taking comparable steps. We cannot guarantee that these steps will be sufficient to avoid any adverse impact on the Trusts. This problem may impact corporations to varying degrees based on factors such as industry sector and degree of technological sophistication. We cannot predict what impact, if any, this problem will have on the issuers of the Securities.
   In addition, computer failures throughout the financial services industry beginning January 1, 2000 could have a detrimental effect on the markets for the Securities. Improperly functioning trading systems may result in settlement problems and liquidity issues. Moreover, corporate and governmental data processing errors may adversely affect issuers and overall economic uncertainties. Remediation costs will affect the earnings of individual issuers. These costs could be substantial. Issuers may report these costs inconsistently in U.S. and foreign financial markets. All of these issues could adversely affect the Securities and the Trusts.

PUBLIC OFFERING
--------------------------------------------------------------------------------

   General. Units are offered at the Public Offering Price which includes the underlying value of the Securities, the initial sales charge, and cash, if any, in the Income and Capital Accounts. The "Fee Table" describes the sales charges in detail. If any deferred sales charge payment date is not a business day, we will charge the payment on the next business day. If you purchase Units after the initial deferred sales charge payment, you will only pay that portion of the payments not yet collected. A portion of the Public Offering Price includes an amount of Securities to pay for all or a portion of the costs incurred in establishing your Trust, including the cost of preparing documents relating to the Trust (such as the prospectus, trust agreement and closing documents, federal and state registration fees, the initial fees and expenses of the Trustee and legal and audit expenses). Beginning on February 15, 2001, the secondary market sales charge for Series B Trusts will be 4.00% and will not include deferred payments. The sales charge for Series B Trusts will reduce by 0.5% on each subsequent February 15 to a minimum of 3.00%. The initial offering period sales charge is reduced as follows:

       Transaction         Series A           Series B
         Amount*         Sales Charge       Sales Charge
     --------------     --------------     --------------
$50,000 - $99,999             2.70%            4.25%
$100,000 - $249,999           2.50             4.00
$250,000 - $499,999           2.25             3.50
$500,000 - $999,999           2.00             2.50
$1,000,000 or more            1.50             1.50

---------------
*The breakpoint sales charges are also applied on a Unit basis utilizing a breakpoint equivalent in the above table of $10 per Unit and will be applied on whichever basis is more favorable to the investor.

   Any sales charge reduction is the responsibility of the selling broker, dealer or agent. An investor may aggregate purchases of Units of the Trusts for purposes of qualifying for volume purchase discounts listed above. The reduced sales charge structure will also apply on all purchases by the same person from any one dealer of units of Van Kampen-sponsored unit investment trusts which are being offered in the initial offering period (a) on any one day (the "Initial Purchase Date") or (b) on any day subsequent to the Initial Purchase Date if the units purchased are of a unit investment trust purchased on the Initial Purchase Date. In the event units of more than one trust are purchased on the Initial Purchase Date, the aggregate dollar amount of such purchases will be used to determine whether purchasers are eligible for a reduced sales charge. Such aggregate dollar amount will be divided by the public offering price per unit of each respective trust purchased to determine the total number of units which such amount could have purchased of each individual trust. Purchasers must then consult the applicable trust's prospectus to determine whether the total number of units which could have been purchased of a specific trust would have qualified for a reduced sales charge and the amount of such reduction. To determine the applicable sales charge reduction it is necessary to accumulate all purchases made on the Initial Purchase Date and all purchases made in accordance with (b) above. Units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser ("immediate family members") will be deemed to be additional purchases by the purchaser for the purposes of calculating the applicable sales charge. The reduced sales charges will also be applicable to a trustee or other fiduciary purchasing securities for one or more trust estate or fiduciary accounts. If you purchase Units on more than one day to achieve the discounts described in this paragraph, the discount allowed on any single day will apply only to Units purchased on that day (a retroactive discount is not given on all prior purchases).
   A portion of the sales charge is waived for certain accounts described in this paragraph. Purchases by these accounts are subject only to the portion of the deferred sales charge that is retained by the Sponsor. Please refer to the section called "Wrap Fee and Advisory Accounts" for additional information on these purchases. Units may be purchased in the primary or secondary market at the Public Offering Price less the concession the Sponsor typically allows to brokers and dealers for purchases by (1) investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management service, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, (2) bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, (3) any person who for at least 90 days, has been an officer, director or bona fide employee of any firm offering Units for sale to investors or their immediate family members (as described above) and (4) officers and directors of bank holding companies that make Units available directly or through subsidiaries or bank affiliates. Notwithstanding anything to the contrary in this Prospectus, such investors, bank trust departments, firm employees and bank holding company officers and directors who purchase Units through this program will not receive sales charge reductions for quantity purchases.
   During the initial offering period of the Trusts offered in this prospectus, unitholders of any Van Kampen-sponsored unit investment trust may utilize their redemption or termination proceeds to purchase Units of all Trusts offered in this prospectus at the Public Offering Price per Unit less 1%.
   Employees, officers and directors (including their spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons) of the Van Kampen Funds Inc. and its affiliates, dealers and their affiliates and vendors providing services to the Sponsor may purchase Units at the Public Offering Price less the applicable dealer concession.
   The minimum purchase is 100 Units (25 Units for retirement accounts) but may vary by selling firm. However, in connection with fully disclosed transactions with the Sponsor, the minimum purchase requirement will be that number of Units set forth in the contract between the Sponsor and the related broker or agent.
   Offering Price. The Public Offering Price of Units will vary from the amounts stated under "Summary of Essential Financial Information" in accordance with fluctuations in the prices of the underlying Securities in the Trusts. The initial price of the Securities was determined by Interactive Data Corporation, a firm regularly engaged in the business of evaluating, quoting or appraising comparable securities. The Evaluator will generally determine the value of the Securities as of the Evaluation Time on each business day and will adjust the Public Offering Price of Units accordingly. This Public Offering Price will be effective for all orders received prior to the Evaluation Time on each business day. The Evaluation Time is the close of the New York Stock Exchange on each Trust business day. Orders received by the Trustee or Sponsor for purchases, sales or redemptions after that time, or on a day which is not a business day, will be held until the next determination of price. The term "business day", as used herein and under "Rights of Unitholders--Redemption of Units", excludes Saturdays, Sundays and holidays observed by the New York Stock Exchange. The term "business day" also excludes any day on which more than 33% of the Securities are not traded on their principal trading exchange due to a customary business holiday on that exchange.
   The aggregate underlying value of the Securities during the initial offering period is determined on each business day by the Evaluator in the following manner: If the Securities are listed on a national or foreign securities exchange or the Nasdaq Stock Market, Inc., this evaluation is generally based on the closing sale prices on that exchange or market unless it is determined that these prices are inappropriate as a basis for valuation) or, if there is no closing sale price on that exchange or market, at the closing asked prices. If the Securities are not listed on a national or foreign securities exchange or the Nasdaq Stock Market, Inc. or, if so listed and the principal market therefor is other than on the exchange or market, the evaluation shall generally be based on the current asked price on the over-the-counter market (unless it is determined that these prices are inappropriate as a basis for evaluation). If current asked prices are unavailable, the evaluation is generally determined (a) on the basis of current asked prices for comparable securities, (b) by appraising the value of the Securities on the asked side of the market or (c) by any combination of the above. The value of any foreign securities is based on the applicable currency exchange rate as of the Evaluation Time. The value of the Securities for purposes of secondary market transactions and redemptions is described under "Rights of Unitholders--Redemption of Units".
   In offering the Units to the public, neither the Sponsor nor any broker-dealers are recommending any of the individual Securities but rather the entire pool of Securities in a Trust, taken as a whole, which are represented by the Units.
   Unit Distribution. Units will be distributed to the public by the Sponsor, broker-dealers and others at the Public Offering Price. Units repurchased in the secondary market, if any, may be offered by this Prospectus at the secondary market Public Offering Price in the manner described above.
   The Sponsor intends to qualify Units for sale in a number of states. Brokers, dealers and others will be allowed a concession or agency commission in connection with the distribution of Units during the initial offering period as described below.

       Transaction         Series A           Series B
         Amount*          Concession         Concession
     --------------     --------------     --------------
Less than $50,000             2.25%            3.50%
$50,000 - $99,999             2.00             3.25
$100,000 - $249,999           1.75             3.00
$250,000 - $499,999           1.50             2.50
$500,000 - $999,999           1.25             1.50
$1,000,000 or more            0.75             0.75

---------------
 *The breakpoint concessions or agency commissions are also applied on a Unit basis using a breakpoint equivalent of $10 per Unit and are applied on whichever basis is more favorable to the distributor.

   In addition to the regular concession or agency commission earned by selling firms, during the Initial offering period any firm that distributes 500,000 - 999,999 Units will receive additional compensation of $.005 per Unit; any firm that distributes 1,000,000 - 1,999,999 Units will receive $.01 per Unit; any firm that distributes 2,000,000 - 2,999,999 Units will receive $.015 per Unit; and any firm that distributes 3,000,000 Units or more will receive $.02 per Unit. A firm may aggregate Units of a Series A Trust and a Series B Trust of the same industry sector type to qualify for these compensation levels but may not aggregate among different sectors. For example, Units of Internet Trust, Series 19A and Series 19B may be aggregated but Units of Internet Trust, Series 19A may not be aggregated with Units of Semiconductor Trust, Series 1B.
   Any discount provided to investors will be borne by the selling dealer or agent as indicated under "General" above. For transactions involving unitholders of other Van Kampen unit investment trusts who use their redemption or termination proceeds to purchase Units of the Trusts, the total concession or agency commission will amount to 1.30% per Unit for Series A Trusts and 2.50% per Unit for Series B Trusts. For all secondary market transactions the total concession or agency commission will amount to 70% of the sales charge. Notwithstanding anything to the contrary herein, in no case shall the total of any concessions, agency commissions and any additional compensation allowed or paid to any broker, dealer or other distributor of Units with respect to any individual transaction exceed the total sales charge applicable to such transaction. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others from time to time.
   Broker-dealers of the Trusts, banks and/or others may be eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of brokers, dealers, banks and/or others may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to such brokers, dealers, banks and/or others that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such persons at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying entities for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of any Trust. These programs will not change the price Unitholders pay for their Units or the amount that a Trust will receive from the Units sold.
   Sponsor Compensation. The Sponsor will receive a gross sales commission equal to the total sales charge applicable to each transaction. Any sales charge discount provided to investors will be borne by the selling dealer or agent. In addition, the Sponsor will realize a profit or loss as a result of the difference between the price paid for the Securities by the Sponsor and the cost of the Securities to each Trust on the Initial Date of Deposit as well as on subsequent deposits. See "Notes to Portfolios". The Sponsor has not participated as sole underwriter or as manager or as a member of the underwriting syndicates or as an agent in a private placement for any of the Securities. The Sponsor may realize profit or loss as a result of the possible fluctuations in the market value of the Securities, since all proceeds received from purchasers of Units are retained by the Sponsor. In maintaining a secondary market, the Sponsor will realize profits or losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price includes the applicable sales charge) or from a redemption of repurchased Units at a price above or below the purchase price. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.
   The Sponsor or an affiliate may have participated in a public offering of one or more of the Securities. The Sponsor, an affiliate or their employees may have a long or short position in these Securities or related securities. An affiliate may act as a specialist or market maker for these Securities. An officer, director or employee of the Sponsor or an affiliate may be an officer or director for issuers of the Securities.
   Purchases and sales of Securities by your Trust may impact the value of the Securities. This may especially be the case during the initial offering of Units, upon Trust termination and in the course of satisfying large Unit redemptions. Any publication of a list of Securities, or a list of anticipated Securities, to be included in a Trust may also cause increased buying activity in certain Securities. Once this information becomes public, investors may purchase individual Securities appearing in such a publication and may do so during or prior to the initial offering of Units. It is possible that these investors could include investment advisory and brokerage firms of the Sponsor or its affiliates or firms that are distributing Units. This activity may cause your Trust to purchase stocks at a higher price than those buyers who effect purchases prior to purchases by your Trust.
   Market for Units. Although it is not obligated to do so, the Sponsor currently intends to maintain a market for Units and to purchase Units at the secondary market repurchase price (which is described under "Right of Unitholders--Redemption of Units"). The Sponsor may discontinue purchases of Units or discontinue purchases at this price at any time. In the event that a secondary market is not maintained, a Unitholder will be able to dispose of Units by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units". Unitholders should contact their broker to determine the best price for Units in the secondary market. Units sold prior to the time the entire deferred sales charge has been collected will be assessed the amount of any remaining deferred sales charge at the time of sale. The Trustee will notify the Sponsor of any tendered of Units for redemption. If the Sponsor's bid in the secondary market equals or exceeds the Redemption Price per Unit, it may purchase the Units not later than the day on which Units would have been redeemed by the Trustee. The Sponsor may sell repurchased Units at the secondary market Public Offering Price per Unit.

RETIREMENT ACCOUNTS
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   Units are available for purchase in connection with certain types of tax-sheltered retirement plans, including Individual Retirement Accounts for the individuals, Simplified Employee Pension Plans for employees, qualified plans for self-employed individuals, and qualified corporate pension and profit sharing plans for employees. The minimum purchase for these accounts is reduced to 25 Units but may vary by selling firm. The purchase of Units may be limited by the plans' provisions and does not itself establish such plans.

WRAP FEE AND ADVISORY ACCOUNTS
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   Units may be available for purchase in connection with "wrap fee" accounts and other similar accounts. You should consult your financial professional to determine whether you can benefit from these accounts. For these purchases you generally only pay the portion of the sales charge that is retained by your Trust's Sponsor, Van Kampen Funds Inc. This table illustrates the transaction fees you will pay as a percentage of the public offering price per Unit.

                              Series A          Series B
                               Trusts            Trusts
                              ---------         ---------
Fee paid on purchase            0.00%            0.00%
Deferred sponsor retention      0.70             1.00
                              ---------         ---------
    Total                       0.70%            1.00%
                              =========         =========

   You should consult the "Public Offering--General" section for specific information on this and other sales charge discounts.

RIGHTS OF UNITHOLDERS
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   Distributions. Dividends and any net proceeds from the sale of Securities received by a Trust will generally be distributed to Unitholders on each Distribution Date to Unitholders of record on the preceding Record Date. These dates are listed under "Summary of Essential Financial Information". A person becomes a Unitholder of record on the date of settlement (generally three business days after Units are ordered). Unitholders may elect to receive distributions in cash or to have distributions reinvested into additional Units. Distributions may also be reinvested into Van Kampen mutual funds. See "Rights of Unitholders--Reinvestment Option".
   Dividends received by a Trust are credited to the Income Account of the Trust. Other receipts (e.g., capital gains, proceeds from the sale of Securities, etc.) are credited to the Capital Account. Proceeds received on the sale of any Securities, to the extent not used to meet redemptions of Units or pay deferred sales charges, fees or expenses, will be distributed to Unitholders. Proceeds received from the disposition of any Securities after a record date and prior to the following distribution date will be held in the Capital Account and not distributed until the next distribution date. Any distribution to Unitholders consists of each Unitholder's pro rate share of the available cash in the Income and Capital Accounts as of the related Record Date.
   Reinvestment Option. Unitholders may have distributions automatically reinvested in additional Units under the Automatic Reinvestment Option (to the extent Units may be lawfully offered for sale in the state in which the Unitholder resides) through two options, if available. Brokers and dealers can use the Dividend Reinvestment Service through Depository Trust Company or purchase the Automatic Reinvestment Option CUSIP, if available. Unitholders will be subject to the remaining deferred sales charge payments due on Units. To participate in this reinvestment option, a Unitholder must file with the Trustee a written notice of election, together with any certificate representing Units and other documentation that the Trustee may then require, at least five days prior to the related Record Date. A Unitholder's election will apply to all Units owned by the Unitholder and will remain in effect until changed by the Unitholder. If Units are unavailable for reinvestment, distributions will be paid in cash. Purchases of additional Units made pursuant to the reinvestment plan will be made at the net asset value for Units as of the Evaluation Time on the Distribution Date.
   In addition, under the Guaranteed Reinvestment Option Unitholders may elect to have distributions automatically reinvested in certain Van Kampen mutual funds (the "Reinvestment Funds"). Each Reinvestment Fund has investment objectives which differ from those of the Trusts. The prospectus relating to each Reinvestment Fund describes its investment policies and how to begin reinvestment. A Unitholder may obtain a prospectus for the Reinvestment Funds from the Sponsor. Purchases of shares of a Reinvestment Fund will be made at a net asset value computed on the Distribution Date. Unitholders with an existing Guaranteed Reinvestment Option account (whereby a sales charge is imposed on distribution reinvestments) may transfer their existing account into a new account which allows purchases of Reinvestment Fund shares at net asset value.
   A participant may elect to terminate his or her reinvestment plan and receive future distributions in cash by notifying the Trustee in writing no later than five days before a distribution date. The Sponsor, each Reinvestment Fund, and its investment adviser shall have the right to suspend or terminate these reinvestment plans at any time.
   Redemption of Units. A Unitholder may redeem all or a portion of his Units by tender to the Trustee at its Unit Investment Trust Division, 101 Barclay Street, 20th Floor, New York, New York 10286. Certificates must be tendered to the Trustee, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. On the seventh day following the tender, the Unitholder will be entitled to receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed on the date of tender. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that with respect to Units received by the Trustee after the Evaluation Time or on a day which is not a Trust business day, the date of tender is deemed to be the next business day.
   Unitholders tendering 1,000 or more Units of a Trust for redemption may request an in kind distribution of Securities equal to the Redemption Price per Unit on the date of tender. Trusts generally do not offer in kind distributions of portfolio securities that are held in foreign markets. An in kind distribution will be made by the Trustee through the distribution of each of the Securities in book-entry form to the account of the Unitholder's broker-dealer at Depository Trust Company. Amounts representing fractional shares will be distributed in cash. The Trustee may adjust the number of shares of any Security included in a Unitholder's in kind distribution to facilitate the distribution of whole shares.
   The Trustee may sell Securities to satisfy Unit redemptions. To the extent that Securities are redeemed in kind or sold, the size of a Trust will be, and the diversity of a Trust may be, reduced. Sales may be required at a time when Securities would not otherwise be sold and may result in lower prices than might otherwise be realized. The price received upon redemption may be more or less than the amount paid by the Unitholder depending on the value of the Securities at the time of redemption. Special federal income tax consequences will result if a Unitholder requests an in kind distribution. See "Taxation".

   The Redemption Price per Unit and the secondary market repurchase price per Unit are equal to the pro rate share of each Unit in each Trust determined on the basis of (i) the cash on hand in the Trust, (ii) the value of the Securities in the Trust and (iii) dividends receivable on the Securities in the Trust trading ex-dividend as of the date of computation, less (a) amounts representing taxes or other governmental charges payable out of the Trust, (b) the accrued expenses of the Trust and (c) any unpaid deferred sales charge payments. During the initial offering period, the redemption price and the secondary market repurchase price will also include estimated organizational costs. For these purposes, the Evaluator may determine the value of the Securities in the following manner: If the Securities are listed on a national or foreign securities exchange or the Nasdaq Stock Market, Inc., this evaluation is generally based on the closing sale prices on that exchange or market (unless it is determined that these prices are inappropriate as a basis for valuation) or, if there is no closing sale price on that exchange or market, at the closing bid prices. If the Securities are not so listed or, if so listed and the principal market therefor is other than on the exchange or market, the evaluation may be based on the current bid price on the over-the-counter market. If current bid prices are unavailable or inappropriate, the evaluation may be determined (a) on the basis of current bid prices for comparable securities, (b) by appraising the Securities on the bid side of the market or (c) by any combination of the above. The value of any foreign securities is based on the applicable currency exchange rate as of the Evaluation Time.
   The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or any period during which the SEC determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Securities is not reasonably practicable, or for other periods as the SEC may permit.
   Certificates. Ownership of Units is evidenced in book entry form unless a Unitholder makes a written request to the Trustee that ownership be in certificate form. Units are transferable by making a written request to the Trustee and, in the case of Units in certificate form, by presentation of the certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign the written request, and certificate or transfer instrument, exactly as his name appears on the records of the Trustee and on the face of any certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or a signature guarantee program accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Fractional certificates will not be issued. The Trustee may require a Unitholder to pay a reasonable fee for each certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.
   Reports Provided. Unitholders will receive a statement of dividends and other amounts received by a Trust for each distribution. Within a reasonable time after the end of each year, each person who was a Unitholder during that year will receive a statement describing dividends and capital received, actual Trust distributions, Trust expenses, a list of the Securities and other Trust information. Unitholders may obtain the Evaluator's evaluations of the Securities upon request.

TRUST ADMINISTRATION
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   Portfolio Administration. The Trusts are not managed funds and, except as provided in the Trust Agreement, Securities generally will not be sold or replaced. The Sponsor may, however, direct that Securities be sold in certain limited circumstances to protect the Trust based on advice from the Supervisor. These situations may include events such as the issuer having defaulted on payment of any of its outstanding obligations or the price of a Security has declined to such an extent or other credit factors exist so that in the opinion of the Sponsor retention of the Security would be detrimental to the Trust. If a public tender offer has been made for a Security or a merger or acquisition has been announced affecting a Security, the Trustee may either sell the Security or accept a tender offer for cash if the Supervisor determines that the sale or tender is in the best interest of Unitholders. The Trustee will distribute any cash proceeds to Unitholders. In addition, the Trustee may sell Securities to redeem Units or pay Trust expenses or deferred sales charges. The Trustee must reject any offer for securities or property other than cash in exchange for the Securities. If securities or property are nonetheless acquired by a Trust, the Sponsor may direct the Trustee to sell the securities or property and distribute the proceeds to Unitholders or to accept the securities or property for deposit in the Trust. Should any contract for the purchase of any of the Securities fail, the Sponsor will (unless substantially all of the moneys held in the Trust to cover the purchase are reinvested in substitute Securities in accordance with the Trust Agreement) refund the cash and sales charge attributable to the failed contract to all Unitholders on or before the next distribution date.
   When your Trust sells Securities, the composition and diversity of the Securities in the Trust may be altered. In order to obtain the best price for a Trust, it may be necessary for the Supervisor to specify minimum amounts (generally 100 shares) in which blocks of Securities are to be sold. In effecting purchases and sales of a Trust's portfolio securities, the Sponsor may direct that orders be placed with and brokerage commissions be paid to brokers, including brokers which may be affiliated with the Trusts, the Sponsor or dealers participating in the offering of Units. In addition, in selecting among firms to handle a particular transaction, the Sponsor may take into account whether the firm has sold or is selling units of unit investment trusts which it sponsors.
   Amendment of the Trust Agreement. The Trustee and the Sponsor may amend the Trust Agreement without the consent of Unitholders to correct any provision which may be defective or to make other provisions that will not adversely affect Unitholders (as determined in good faith by the Sponsor and the Trustee). The Trust Agreement may not be amended to increase the number of Units or permit acquisition of securities in addition to or substitution for the Securities (except as provided in the Trust Agreement). The Trustee will notify Unitholders of any amendment.
   Termination. Each Trust will terminate on the Mandatory Termination Date or upon the sale or other disposition of the last Security held in the Trust. A Trust may be terminated at any time with consent of Unitholders representing two-thirds of the outstanding Units or by the Trustee when the value of the Trust is less than $500,000 ($3,000,000 if the value of the Trust has exceeded $15,000,000) (the "Minimum Termination Value"). Unitholders will be notified of any termination. The Trustee may begin to sell Securities in connection with a Trust termination nine business days before, and no later than, the Mandatory Termination Date. Approximately thirty days before this date, the Trustee will notify Unitholders of the termination and provide a form enabling qualified Unitholders to elect an in kind distribution of Securities. See "Rights of Unitholders--Redemption of Units". This form must be returned at least five business days prior to the Mandatory Termination Date. Unitholders will receive a final cash distribution within a reasonable time after the Mandatory Termination Date. All distributions will be net of Trust expenses and costs. Unitholders will receive a final distribution statement following termination. The Information Supplement contains further information regarding termination of the Trusts. See "Additional Information".
   Limitations on Liabilities. The Sponsor, Evaluator, Supervisor and Trustee are under no liability for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee is not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and is not be liable for any action taken by it in good faith under the Trust Agreement. The Trustee is not liable for any taxes or other governmental charges imposed on the Securities, on it as Trustee under the Trust Agreement or on a Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee, Sponsor and Supervisor may rely on any evaluation furnished by the Evaluator and have no responsibility for the accuracy thereof. Determinations by the Evaluator shall be made in good faith upon the basis of the best information available to it.
   Sponsor. Van Kampen Funds Inc., a Delaware corporation, is the Sponsor of the Trust. The Sponsor is an indirect subsidiary of Morgan Stanley Dean Witter & Co. Van Kampen Funds Inc. specializes in the underwriting and distribution of unit investment trusts and mutual funds with roots in money management dating back to 1926. The Sponsor is a member of the National Association of Securities Dealers, Inc. and has offices at One Parkview Plaza, Oakbrook Terrace, Illinois 60181,
(630) 684-6000 and 2800 Post Oak Boulevard, Houston, Texas 77056, (713) 993-0500. As of November 30, 1999, the total stockholders' equity of Van Kampen Funds Inc. was $141,554,861 (audited). The Information Supplement contains additional information about the Sponsor.
   If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.
   Trustee. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286 (800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. Additional information regarding the Trustee is set forth in the Information Supplement, including the Trustee's qualifications and duties, its ability to resign, the effect of a merger involving the Trustee and the Sponsor's ability to remove and replace the Trustee. See "Additional Information".
   Performance Information. The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns on the Trusts and returns over specified time periods on other similar Van Kampen trusts (which may show performance net of expenses and charges which the Trusts would have charged) with returns on other taxable investments such as the common stocks comprising the Dow Jones Industrial Average, the S&P 500, other investment indices, corporate or U.S. government bonds, bank CDs, money market accounts or money market funds, or with performance data from Lipper Analytical Services, Inc., Morningstar Publications, Inc. or various publications, each of which has characteristics that may differ from those of the Trusts. Information on percentage changes in the dollar value of Units may be included from time to time in advertisements, sales literature, reports and other information furnished to current or prospective Unitholders. Total return figures may not be averaged and may not reflect deduction of the sales charge, which would decrease return. No provision is made for any income taxes payable. Past performance may not be indicative of future results. The Trust portfolios are not managed and Unit price and return fluctuate with the value of common stocks in the portfolios, so there may be a gain or loss when Units are sold. As with other performance data, performance comparisons should not be considered representative of the Trust's relative performance for any future period.

TAXATION
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   The following is a general discussion of certain of the federal income tax consequences of the purchase, ownership and disposition of the Units of your Trust. The summary is limited to investors who hold the Units as "capital assets" (generally, property held for investment within the meaning of Section 1221 of the Internal Revenue Code of 1986 (the "Code")). Unitholders should consult their tax advisers in determining the federal, state, local and any other tax consequences of the purchase, ownership and disposition of Units in the Trust. For purposes of the following discussion and opinion, it is assumed that each Security in the Trust is equity for federal income tax purposes.
   In the opinion of Chapman and Cutler, special counsel for the Sponsor, under existing law:
   1. The Trust is not an association taxable as a corporation for federal income tax purposes; each Unitholder will be treated as the owner of a pro rata portion of each of the assets of the Trust under the Code; and the income of the Trust will be treated as income of the Unitholders thereof under the Code. Each Unitholder will be considered to have received his pro rata share of income derived from each Security when such income is considered to be received by the Trust.
   2. Each Unitholder will have a taxable event when the Trust disposes of a Security (whether by sale, exchange, liquidation, redemption, or otherwise) or upon the sale or redemption of Units by such Unitholder (except to the extent an in kind distribution of stock is received by such Unitholder as described below). The price a Unitholder pays for his Units, generally including sales charges, is allocated among his pro rata portion of each Security held by the Trust (in proportion to the fair market values thereof on the valuation date nearest the date the Unitholder purchase his Units) in order to determine his initial tax basis for his pro rata portion of each Security held by the Trust. Unitholders should consult their own tax advisers with regard to calculation of basis. For federal income tax purposes, a Unitholder's pro rata portion of dividends as defined by Section 316 of the Code paid by a corporation with respect to a Security held by the Trust are taxable as ordinary income to the extent of such corporation's current and accumulated "earnings and profits". A Unitholder's pro rata portion of dividends paid on such Security which exceeds such current and accumulated earnings and profits will first reduce a Unitholder's tax basis in such Security, and to the extent that such dividends exceed a Unitholder's tax basis in such Equity Security shall generally be treated as capital gain. In general, the holding period for such capital gain will be determined by the period of time a Unitholder has held his Units.
   3. A Unitholder's portion of gain, if any, upon the sale or redemption of Units or the disposition of Securities held by the Trust will generally be considered a capital gain, except in the case of a dealer or a financial institution. A Unitholder's portion of loss, if any, upon the sale or redemption of Units or the disposition of Securities held by the Trust will generally be considered a capital loss (except in the case of a dealer or a financial institution). Unitholders should consult their tax advisers regarding the recognition of such capital gains and losses for federal income tax purposes.
   Deferred Sales Charge. Generally, the tax basis of a Unitholder includes sales charges, and such charges are not deductible. A portion of the sales charge for the Trust is deferred. The income (or proceeds from redemption) a Unitholder must take into account for federal income tax purposes is not reduced by amounts deducted to pay the deferred sales charge. Unitholders should consult their own tax advisers as to the income tax consequences of the deferred sales charge.
   Dividends Received Deduction. A Unitholder will be considered to have received all of the dividends paid on his pro rata portion of each Security when such dividends are received by the Trust regardless of whether such dividends are used to pay a portion of a deferred sales charge. Unitholders will be taxed in this manner regardless of whether distributions from the Trust are actually received by the Unitholder or are automatically reinvested. A corporation that owns Units will generally be entitled to a 70% dividends received deduction with respect to such Unitholder's pro rata portion of dividends received by the Trust (to the extent such dividends are taxable as ordinary income, as discussed above, and are attributable to domestic corporations) in the same manner as if such corporation directly owned the Securities paying such dividends (other than corporate Unitholders, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding corporation tax). However, a corporation owning Units should be aware that Sections 246 and 246A of the Code impose additional limitations on the eligibility of dividends for the 70% dividends received deduction. These limitations include a requirement that stock (and therefore Units) must generally be held at least 46 days (as determined under Section 246(c) of the Code). Final regulations have been issued which address special rules that must be considered in determining whether the 46 day holding requirement is met. Moreover, the allowable percentage of the deduction will be reduced from 70% if a corporate Unitholder owns certain stock (or Units) the financing of which is directly attributable to indebtedness incurred by such corporation.
   To the extent dividends received by the Trust are attributable to foreign corporations, a corporation that owns Units will not be entitled to the dividends received deduction with respect to its pro rata portion of such dividends, since the dividends received deduction is generally available only with respect to dividends paid by domestic corporations. Unitholders should consult with their tax advisers with respect to the limitations on and possible modifications to the dividends received deduction.
   Limitations on Deductibility of Trust Expenses by Unitholders. Each Unitholder's pro rata share of each expense paid by the Trust is deductible by the Unitholder to the same extent as though the expense had been paid directly by him. As a result of the Tax Reform Act of 1986, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses will be deductible by an individual only to the extent they exceed 2% of such individual's adjusted gross income. Unitholders may be required to treat some or all of the expenses of the Trust as miscellaneous itemized deductions subject to this limitation. Unitholders should consult with their own tax advisers regarding the deductibility of Trust expenses.
   Recognition of Taxable Gain or Loss Upon Disposition of Securities by the Trust or Disposition of Units. As discussed above, a Unitholder may recognize taxable gain (or loss) when a Security is disposed of by the Trust or if the Unitholder disposes of a Unit. The Internal Revenue Service Restructing and Reform Act of 1998 (the "1998 Tax Act") provides that for taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) realized from property (with certain exclusions) is subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the Unit. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income.
   In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions" effective for transactions entered into after April 30, 1993. Unitholders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.
   If a Unitholder disposes of a Unit he is deemed thereby to have disposed of his entire pro rata interest in all assets of the Trust including his pro rata portion of all Securities represented by a Unit.
   The Taxpayer Relief Act of 1997 (the "1997 Tax Act") includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g., short sales, offsetting notional principal contracts, futures or forward contracts or similar transactions) as constructive sales for purposes of recognition of gain (but not of loss) and for purposes of determining the holding period. Unitholders should consult their own tax advisers with regard to any such constructive sales rules.
   Special Tax Consequences of In Kind Distributions Upon Redemption of Units or Termination of the Trust. As discussed in "Rights of Unitholders--Redemption of Units", under certain circumstances a Unitholder tendering Units for redemption may request an in kind distribution. A Unitholder may also under certain circumstances request an in kind distribution upon the termination of the Trust. See "Rights of Unitholders--Redemption of Units. As previously discussed, prior to the redemption of Units or the termination of the Trust, a Unitholder is considered as owning a pro rata portion of each of the Trust's assets for federal income tax purposes. The receipt of an in kind distribution will result in a Unitholder receiving whole shares of stock plus, possibly, cash.
   The potential tax consequences that may occur under an in kind distribution with respect to each Security held by the Trust will depend on whether or not a Unitholder receives cash in addition to Securities. A "Security" for this purpose is a particular class of stock issued by a particular corporation. A Unitholder will not recognize gain or loss if a Unitholder only receives Securities in exchange for his or her pro rata portion in the Securities held by the Trust. However, if a Unitholder also receives cash in exchange for a fractional share of such Security held by the Trust, such Unitholder will generally recognize gain or loss based upon the difference between the amount of cash received by the Unitholder and his tax basis in such fractional share of a Security held by the Trust.
   Because the Trust will own many Securities, a Unitholder who requests an in kind distribution will have to analyze the tax consequences with respect to each Security owned by the Trust. The amount of taxable gain (or loss) recognized upon such exchange will generally equal the sum of the gain (or loss) recognized under the rules described above by such Unitholder with respect to each Security owned by the Trust. Unitholders who request an in kind distribution are advised to consult their tax advisers in this regard.
   Computation of the Unitholder's Tax Basis. Initially, a Unitholder's tax basis in his Units will generally equal the price paid by such Unitholder of his Units. The cost of the Units is allocated among the Securities held in the Trust in accordance with the proportion of the fair market values of such Securities on the valuation date nearest the date the Units are purchased in order to determine such Unitholder's tax basis for his pro rata portion of each Security.
   A Unitholder's tax basis in his Units and his pro rata portion of a Security held by the Trust will be reduced to the extent dividends paid with respect to such Security are received by the Trust which are not taxable as ordinary income as described above.
   Other Matters. Each Unitholder will be requested to provide the Unitholder's taxpayer identification number to the Trustee and to certify that the Unitholder has not been notified that payments to the Unitholder are subject to back-up withholding. If the proper taxpayer identification number and appropriate certification are not provided when requested, distributions by the Trust to such Unitholder (including amounts received upon the redemption of Units) will be subject to back-up withholding. Distributions by the Trust (other than those that are not treated as United States source income, if any) will generally be subject to United States income taxation and withholding in the case of Units held by non-resident alien individuals, foreign corporations or other non-United States persons. Such persons should consult their tax advisers.
   In general, income that is not effectively connected to the conduct of a trade or business within the United States that is earned by non-U.S. Unitholders and derived from dividends of foreign corporations will not be subject to U.S. withholding tax provided that less than 25 percent of the gross income of the foreign corporations for a three-year period ending with the close of its taxable year preceding payment was effectively connected to the conduct of a trade or business within the United States. In addition, such earnings may be exempt from U.S. withholding pursuant to a specific treaty between the United States and a foreign country. Non-U.S. Unitholders should consult their own tax advisers regarding the imposition of U.S. withholding on distributions from the Trust.
   It should be noted that payments to the Trust of dividends on Securities that are attributable to foreign corporations may be subject to foreign withholding taxes and Unitholders should consult their tax advisers regarding the potential tax consequences relating to the payment of any such withholding taxes by the Trust. Any dividends withheld as a result thereof will nevertheless be treated as income to the Unitholders. Because, under the grantor trust rules, an investor is deemed to have paid directly his share of foreign taxes that have been paid or accrued, if any, an investor may be entitled to a foreign tax credit or deduction for United States tax purposes with respect to such taxes. The 1997 Tax Act imposes a required holding period for such credits. Investors should consult their tax advisers with respect to foreign withholding taxes and foreign tax credits.
   At the termination of the Trust, the Trustee will furnish to each Unitholder of the Trust a statement containing information relating to the dividends received by the Trust on the Securities, the gross proceeds received by the Trust from the disposition of any Security (resulting from redemption or the sale of any Security), and the fees and expenses paid by the Trust. The Trustee will also furnish annual information returns to Unitholders and to the Internal Revenue Service.
   In the opinion of special counsel to the Trust for New York tax matters, the Trust is not an association taxable as a corporation and the income of the Trust will be treated as the income of the Unitholders under the existing income tax laws of the State and City of New York.
   The foregoing discussion relates only to the tax treatment of U.S. Unitholders ("U.S. Unitholders") with regard to federal and certain aspects of New York State and City income taxes. Unitholders may be subject to taxation in New York or in other jurisdictions and should consult their own tax advisers in this regard. As used herein, the term "U.S. Unitholder" means an owner of a Unit of the Trust that (a) is (i) for United States federal income tax purposes a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or of any political subdivision thereof, or (iii) an estate or trust the income of which is subject to United States federal income taxation regardless of its source or (b) does not qualify as a U.S. Unitholder in paragraph (a) but whose income from a Unit is effectively connected with such Unitholder's conduct of a United States trade or business. The term also includes certain former citizens of the United States whose income and gain on the Units will be taxable. Unitholders should consult their tax advisers regarding potential foreign, state or local taxation with respect to the Units.

TRUST OPERATING EXPENSES
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   Compensation of Sponsor, Supervisor and Evaluator. The Sponsor will not receive any fees in connection with its activities relating to the Trusts. However, the Supervisor and Evaluator, which are affiliates of the Sponsor, will receive the annual fee for portfolio supervisory and evaluation services set forth in the "Fee Table". These fees may exceed the actual costs of providing these services to the Trusts but at no time will the total amount received for supervisory and evaluation services rendered to all Van Kampen unit investment trusts in any calendar year exceed the aggregate cost of providing these services in that year.
   Trustee's Fee. For its services the Trustee will receive the fee from each Trust set forth in the "Fee Table" (which includes the estimated amount of miscellaneous Trust expenses). The Trustee benefits to the extent there are funds in the Capital and Income Accounts since these Accounts are non-interest bearing to Unitholders and the amounts earned by the Trustee are retained by the Trustee. Part of the Trustee's compensation for its services to each Trust is expected to result from the use of these funds.
   Miscellaneous Expenses. The following additional charges are or may be incurred by a Trust: (a) normal expenses (including the cost of mailing reports to Unitholders) incurred in connection with the operation of such Trust, (b) fees of the Trustee for extraordinary services, (c) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (d) various governmental charges, (e) expenses and costs of any action taken by the Trustee to protect a Trust and the rights and interests of Unitholders, (f) indemnification of the Trustee for any loss, liability or expenses incurred in the administration of a Trust without negligence, bad faith or wilful misconduct on its part, (g) foreign custodial and transaction fees,
(h) costs associated with liquidating the securities held in a Trust portfolio,
(i) any offering costs incurred after the end of the initial offering period and
(j) expenditures incurred in contacting Unitholders upon termination of a Trust. Each Trust may pay the expenses of updating its registration statement each year. Unit investment trust sponsors have historically paid these expenses.
   General. The fees and expenses of a Trust will accrue on a daily basis. The deferred sales charge, fees and expenses are generally paid out of the Capital Account of the related Trust. When these amounts are paid by or owing to the Trustee, they are secured by a lien on the related Trust's portfolio. It is expected that Securities will be sold to pay these amounts which will result in capital gains or losses to Unitholders. See "Taxation". The Supervisor's, Evaluator's and Trustee's fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index or, if this category is not published, in a comparable category.

OTHER MATTERS
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   Legal Opinions. The legality of the Units offered hereby has been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Winston & Strawn has acted as counsel to the Trustee and as special counsel for New York tax matters.
   Independent Certified Public Accountants. The statements of condition and the related portfolios included in this Prospectus have been audited by Grant Thornton LLP, independent certified public accountants, as set forth in their report in this Prospectus, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

ADDITIONAL INFORMATION
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   This Prospectus does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC. The Information Supplement, which has been filed with the SEC, includes more detailed information concerning the Securities, investment risks and general information about the Trust. Information about your Trust (including the Information Supplement) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the Public Reference Room by calling 1-202-942-8090. Reports and other information about your Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


TABLE OF CONTENTS
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        Title                                    Page
        -----                                    ----
   Summary of Essential Financial Information..     2
   Fee Table...................................     3
   Bandwidth & Telecommunications Trusts.......     4
   Biotechnology & Pharmaceutical Trusts.......     7
   Global Wireless Trusts......................    10
   Internet Trusts.............................    13
   Morgan Stanley High-Technology
      35 IndexSM Trusts........................    16
   Semiconductor Trusts........................    19
   Notes to Portfolios.........................    22
   The Securities..............................    23
   Report of Independent Certified
      Public Accountants.......................    42
   Statements of Condition ....................    43
   The Trusts..................................   A-1
   Objectives and Securities Selection.........   A-1
   Risk Factors................................   A-2
   Public Offering.............................   A-4
   Retirement Accounts.........................   A-8
   Wrap Fee and Advisory Accounts..............   A-8
   Rights of Unitholders.......................   A-8
   Trust Administration........................  A-10
   Taxation....................................  A-12
   Trust Operating Expenses....................  A-16
   Other Matters...............................  A-17
   Additional Information......................  A-17


                                                                       EMSPRO209

                                                                          #37623

                                                                          #36661

                                                                          #37749

                                                                          #36676

                                                                          #36679


                                   PROSPECTUS

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                                February 15, 2000


                                   Van Kampen
                              Focus Portfolios(SM)


                         Bandwidth & Telecommunications
                                Trust, Series 9A
                         Bandwidth & Telecommunications
                                Trust, Series 9B

                         Biotechnology & Pharmaceutical
                                Trust, Series 9A
                         Biotechnology & Pharmaceutical
                                Trust, Series 9B

                        Global Wireless Trust, Series 1A
                        Global Wireless Trust, Series 1B

                           Internet Trust, Series 19A
                           Internet Trust, Series 19B

                         Morgan Stanley High-Technology
                          35 IndexSM Trust, Series 11A
                         Morgan Stanley High-Technology
                          35 IndexSM Trust, Series 11B

                         Semiconductor Trust, Series 1A
                         Semiconductor Trust, Series 1B


                              Van Kampen Funds Inc.

                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181

                             2800 Post Oak Boulevard
                              Houston, Texas 77056

              Please retain this prospectus for future reference.